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                               Federated Investors, Inc.
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                   (Name of Registrant as Specified In Its Charter)

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                               FEDERATED INVESTORS, INC.
                               Federated Investors Tower
                          Pittsburgh, Pennsylvania 15222-3779


                                 INFORMATION STATEMENT
                                    March 31, 2002


                                     INTRODUCTION

     This Information Statement is furnished to the shareholders (the "Shareholders") of Federated Investors, Inc. ("Federated") by the Board of Directors (the "Board") in connection with the Annual Meeting of the Shareholders to be held on Wednesday, April 24, 2002 at the Westin Convention Center Pittsburgh, Allegheny Grand Ballroom, Third Floor, 1000 Penn Avenue, Pittsburgh, Pennsylvania, at 10:00 a.m. local time. Action will be taken at the Annual Meeting for (1) the election of directors; (2) approval of Federated's Annual Incentive Plan; (3) approval of Federated's amended Stock Incentive Plan; and (4) any other business that properly comes before the meeting.

     Federated has shares of both Class A Common  Stock,  no par value per share
(the "Class A Common Stock") and Class B Common Stock, no par value per share (the "Class B Common Stock") issued and outstanding. The Class B Common Stock is listed on the New York Stock Exchange under the symbol FII. Except under certain limited circumstances, the entire voting power of Federated is vested in the holders of the outstanding shares of the Class A Common Stock. All of the outstanding shares of Class A Common Stock are held by a Voting Shares Irrevocable Trust, dated May 31, 1989 (the "Voting Trust"), and will be voted in person at the Annual Meeting. Accordingly, Federated is not soliciting proxies for the Annual Meeting, but is providing this Information Statement to its Shareholders in accordance with Regulation ss.240.14c-2 of the Securities Exchange Act of 1934 (the "Exchange Act").


     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed to the Shareholders on or about March 31, 2002. Federated's 2001 Annual Report to Shareholders accompanies this Information Statement.



                                   TABLE OF CONTENTS

                                                                       Page No.
VOTING SECURITIES....................................................      3
BOARD OF DIRECTORS AND ELECTION OF DIRECTORS.........................      4
   Meetings and Committees of the Board.............................       7
   Audit Committee..................................................       7
   Audit Committee Report...........................................       7
   Compensation Committee...........................................       8
   Report of Compensation Committee on Executive Compensation.......       8
   Compensation of Directors........................................      10
EXECUTIVE COMPENSATION..............................................      11
   Summary Compensation Table.......................................      11
   Option Grants in Last Year.......................................      13
   Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR         14
Values
   Employment Agreements............................................      14
   Comparative Stock Performance....................................      15
   Certain Relationships and Related Transactions...................      16
SECURITY OWNERSHIP..................................................      17
   Class A Common Stock.............................................      17
   Class B Common Stock.............................................      18
   Section 16(a) Beneficial Ownership Reporting Compliance..........      20
INDEPENDENT AUDITORS................................................      21
ANNUAL INCENTIVE PLAN...............................................      22
   Summary of the Annual Incentive Plan.............................      22
STOCK INCENTIVE PLAN................................................      26
   Summary of the Stock Incentive Plan..............................      26
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING.......................      32
EXHIBIT A - ANNUAL INCENTIVE PLAN...................................      33
EXHIBIT B - STOCK INCENTIVE PLAN....................................      39


                                VOTING SECURITIES

     Only holders of record of Class A Common Stock at the close of business on March 18, 2002 ("Record Date") will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof. On that date, 9,000 shares of Class A Common Stock were outstanding, all of which were held by the Voting Trust, the three trustees of which are John F. Donahue, his wife, and his son J. Christopher Donahue, for the benefit of the members of the family of John F. Donahue.

     The presence of the holder of the Class A Common Stock, constituting all of the votes that all Shareholders are entitled to cast on a particular matter will constitute a quorum for the transaction of business at the Annual Meeting. Any business transacted at the meeting shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all Shareholders entitled to vote thereon. Under the terms of the Voting Trust, the trustees are authorized to vote shares owned by the Voting Trust, and as a result, all of the outstanding shares of Class A Common Stock will be voted in person at the Annual Meeting. The Voting Trust is entitled to cast one vote per share of Class A Common Stock. Directors will be elected by a plurality of the votes cast. Cumulative voting is not allowed. The trustees of the Voting Trust have advised that they intend to vote in favor of all the directors nominated by the Board and vote to approve the Annual Incentive Plan and Stock Incentive Plan approved by the Board.

                  BOARD OF DIRECTORS AND ELECTION OF DIRECTORS

     ......The Board currently  consists of eleven  members.  Under  Federated's bylaws, directors are elected at each annual meeting and each director holds office until the expiration of the term of one year for which he or she was selected and until a successor is selected and qualified.

     ......The  Board has nominated  John F. Donahue,  J.  Christopher  Donahue,
Arthur L. Cherry,  Thomas R. Donahue,  Michael J. Farrell, John B. Fisher, James
F. Getz, Eugene F. Maloney, John W. McGonigle, James L. Murdy, and Edward G. O'Connor for election as directors. All of the nominees for director have previously served as members of the Board.


John F. Donahue              Mr.  John  F.   Donahue  was   Chairman  and  Chief
   Age 77                    Executive  Officer  of  Federated  and a trustee of
                             Federated  Investors,  a  Delaware  business  trust
                             (the  "Trust")  prior to the May 1998 merger of the
                             Trust into Federated,  its wholly-owned  subsidiary
                             (the  "Merger"),  and has  continued as Chairman of
                             Federated   following  the   consummation   of  the
                             Merger.  He served as President  of Federated  from
                             1989   until   1993  and  was  a  founder   of  the
                             predecessor  to Federated.  Mr. Donahue is Chairman
                             or  President  and  a  director  or  trustee  of 44
                             investment  companies  managed by  subsidiaries  of
                             Federated.   Mr.   Donahue  is  the  father  of  J.
                             Christopher Donahue and Thomas R. Donahue, each of whom serves as an executive officer and director of Federated.

J. Christopher Donahue       Mr. J.  Christopher  Donahue  was a trustee  of the
   Age 52                    Trust  from 1989  until the  Merger  and has been a
                             director of  Federated  since the  consummation  of
                             the  Merger.  He  served  as  President  and  Chief
                             Operating  Officer  of  Federated  from 1993  until
                             April  1998,  when he  became  President  and Chief
                             Executive  Officer.  Prior to 1993,  he  served  as
                             Vice  President  of  Federated.  He is President or
                             Executive Vice  President and director,  trustee or
                             managing   general   partner   of   44   investment
                             companies  managed by  subsidiaries  of  Federated.
                             Mr. Donahue is the son of John F. Donahue and the brother of Thomas R. Donahue.


Arthur L. Cherry             Mr.  Arthur L.  Cherry  was a trustee  of the Trust
   Age 48                    from 1997  until the Merger and has been a director
                             of  Federated   since  the   consummation   of  the
                             Merger.  He is the  President  and Chief  Executive
                             Officer   of   Federated    Services   Company,   a
                             wholly-owned  subsidiary  of  Federated.  Prior  to
                             joining   Federated  in  January  1997,  he  was  a
                             managing   partner   of  AT&T   Solutions,   former
                             president of Scudder Services Corporation, and a managing director of Scudder, Stevens & Clark.

Thomas R. Donahue            Mr.  Thomas R.  Donahue  was a trustee of the Trust
   Age 43                    from 1995  until the Merger and has been a director
                             of  Federated   since  the   consummation   of  the
                             Merger.  He has been Vice  President  of  Federated
                             since 1993 and currently  serves as Vice President,
                             Treasurer  and Chief  Financial  Officer.  Prior to
                             joining  Federated,  Mr. Donahue was in the venture
                             capital  business,   and  from  1983  to  1987  was
                             employed  by PNC  Bank  in its  Investment  Banking
                             Division.  Mr.  Donahue  is  the  son  of  John  F.
                             Donahue and the brother of J. Christopher Donahue.

Michael J. Farrell           Mr.  Michael J. Farrell was elected to the Board in
   Age 52                    August  1998.  He is  currently  the  President  of
                             Farrell   &   Co.,   a   merchant    banking   firm
                             specializing in heavy manufacturing  companies.  He
                             has also  served  in  executive  capacities  for MK
                             Rail Corporation,  Motor Coil Manufacturing Co. and
                             Season-All  Industries.  Mr. Farrell is a Certified
                             Public  Accountant.  Mr. Farrell  currently  serves
                             as  a  director   of   C-Cor.net   Corp.   In  July
                             2001, Mr. Farrell assumed the responsibility of CEO of Freedom Forge Corporation concurrent with its filing for protection under Chapter 11 of the U.S. Bankruptcy code.

John B. Fisher               Mr.   John  B.   Fisher  has  been  a  director  of
   Age 45                    Federated  since the  consummation  of the  Merger.
                             He is  President-Institutional  Sales  Division  of
                             Federated    Securities   Corp.,   a   wholly-owned
                             subsidiary of  Federated,  and is  responsible  for
                             the   distribution  of  Federated's   products  and
                             services   to   investment   advisors,    insurance
                             companies, retirement plans and corporations.

James F. Getz                Mr.  James F. Getz has been a director of Federated
   Age 55                    since the  consummation  of the  Merger.  He serves
                             as President - Retail  Sales  Division of Federated
                             Securities  Corp.,  a  wholly-owned  subsidiary  of
                             Federated and is responsible  for the marketing and
                             sales  efforts  in  the  trust  and   broker/dealer
                             markets.   Mr.  Getz  is  a   Chartered   Financial
                             Analyst.


Eugene F. Maloney            Mr.  Eugene F.  Maloney  was a trustee of the Trust
   Age 57                    from 1989 until the Merger and has  continued  as a
                             director of  Federated  since the  consummation  of
                             the  Merger.  He  serves  as a  Vice  President  of
                             Federated,  and provides  certain legal,  technical
                             and  management   expertise  to  Federated's  sales
                             divisions,    including    regulatory   and   legal
                             requirements relating to a bank's use of mutual funds in both trust and commercial environments.

John W. McGonigle            Mr.  John W.  McGonigle  was a trustee of the Trust
   Age 63                    from 1989  until the Merger and has been a director
                             of  Federated   since  the   consummation   of  the
                             Merger.  Mr.  McGonigle  has served as Secretary of
                             Federated  since 1989. He served as Vice  President
                             of Federated  from 1989 until August 1995,  when he
                             became  Executive  Vice  President.  Mr.  McGonigle
                             was  President  and  CEO  of  Federated   Investors
                             Management  Company  until 1999.  He is Chairman of
                             Federated  International  Management  Limited.  Mr.
                             McGonigle  was General  Counsel of Federated  until
                             1998  when  he  became  the  Chief  Legal  Officer.
                             Mr. McGonigle   is  Executive  Vice  President  and
                             Secretary of the investment companies managed by subsidiaries of Federated.

James L. Murdy               Mr.  James L.  Murdy  was  elected  to the Board in
   Age 63                    August 1998.  He is currently  President  and Chief
                             Executive   Officer   of   Allegheny   Technologies
                             Incorporated,     a    diversified    manufacturing
                             corporation,  and,  prior to becoming  President he
                             served  as  Executive   Vice  President  and  Chief
                             Financial    Officer    of    Allegheny    Teledyne
                             Incorporated   and  Executive  Vice  President  and
                             Chief   Financial   Officer  of  Allegheny   Ludlum
                             Corporation.   Mr.  Murdy  is  a  Certified  Public
                             Accountant.

Edward G. O'Connor           Mr.  Edward G. O'Connor was elected to the Board in
   Age 61                    April 2001.  Since 2000, Mr. O'Connor has served as
                             Special  Counsel to the  litigation  department  of
                             the law firm Eckert,  Seamans, Cherin & Mellott LLC
                             ("Eckert   Seamans").   From  1973  to  1999,   Mr.
                             O'Connor  was  a  Member  of  Eckert  Seamans.  Mr.
                             O'Connor's legal practice focuses primarily on products liability and commercial litigation.



Meetings and Committees of the Board

     ......In  2001,  the  Board  met on six  occasions.  The Board has an Audit
Committee and a Compensation Committee. The Board does not have a Nominating Committee.

.......Audit Committee

     ......The Audit Committee  currently consists of Michael J. Farrell,  James
L. Murdy and Edward G. O'Connor, none of whom is an officer or employee (or former officer or employee) of Federated. Mr. Murdy is Chairman of the Audit Committee. The Board has adopted a written charter for the Audit Committee. The members of the Audit Committee are "Independent", as defined by the Listing Standards of the New York Stock Exchange. The Audit Committee is responsible for assisting the Board in fulfilling its statutory and fiduciary responsibilities for the audit function of Federated and in monitoring its accounting and financial reporting practices; determining that Federated has adequate administrative, operational and internal accounting controls and that Federated is operating in accordance with its prescribed procedures and codes of conduct; determining that Federated has in place policies and procedures to enable it to comply with applicable laws and regulations and that such compliance is occurring; and providing general oversight for the internal and external audit function. Its functions include recommending to the Board the appointment of independent auditors and reviewing with the internal auditors and the independent auditors their annual audit plans and monitoring their progress during the year. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of Federated's auditors, legal counsel and responsible officers. In 2001, the Audit Committee met on five occasions.

                                Audit Committee Report

     The Audit Committee (the "Committee") oversees Federated's financial reporting process on behalf of the Board of Directors (the "Board"). Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements.

     The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Federated's accounting principles as applied to the financial statements and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has received and discussed with the independent auditors the written disclosures required by the Independence Standards Board Standard No. 1 relating to the auditors' independence from management and Federated. The Committee has considered whether the provisions of non-audit services by the independent auditors is compatible with maintaining the independent auditors' independence.

     The Committee discussed with Federated's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Federated's internal controls, and the overall quality of Federated's financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The committee also recommended to the Board the selection of Federated's independent auditors.

Respectfully Submitted:

      James L. Murdy, Audit Committee Chairman
      Michael J. Farrell, Audit Committee Member
      Edward G. O'Connor, Audit Committee Member

.......Compensation Committee

     ......The  Compensation  Committee (the "Committee")  currently consists of
Michael J. Farrell, James L. Murdy and J. Christopher Donahue as a non-voting member. The Committee has established a sub-committee pursuant to Section 162(m) of the Internal Revenue Code ("Section 162(m)") which consists solely of Mr.
Farrell and Mr. Murdy (the "Sub-Committee). Mr. Donahue is the President and Chief Executive Officer of Federated. Mr. Farrell is Chairman of the Committee. This committee, and where required by Section 162(m) and Section 16 of the Securities Exchange Act, the Sub-Committee, establishes performance measures and certifies achievement, recommends compensation levels of senior management, awards options and other stock-based compensation, works with senior management on benefit and compensation programs for Federated employees and monitors local and national compensation trends to ensure Federated's compensation program is competitive within the mutual fund industry. In 2001, the Committee met once.

              Report of Compensation Committee on Executive Compensation

     In 2001, the Committee established the 2001 salaries and the 2000 bonuses for the Chief Executive Officer. In January 2002, the Sub-Committee established the 2001 bonuses for the executive officers as well as performance measures, the bonus pool and the percentage of such pool allowable to the named executives for 2002.

     Federated's compensation program for executive officers (including the Chief Executive Officer) consists primarily of salary and annual incentive bonuses based upon the individual's and Federated's performance. Compensation of the named executive officers is determined by the Sub-Committee with bonus awards for 2001 made under the Executive Annual Incentive Compensation Plan and the Stock Incentive Plan currently in effect. For 2002, subject to shareholder approval, compensation and bonus awards will be made pursuant to the new Annual Incentive Plan (the "Incentive Plan") and the Stock Incentive Plan as amended (the "Stock Plan"). Consistent with compensation practices generally applied in the investment management business, base salaries in many areas of responsibility are intended to form a competitive percentage of total cash compensation with a significant portion of compensation intended to be derived from payments made under the Incentive Plan and the Stock Plan, provided, of course, that the performance goals are met. As a general matter, the size of the pool available for such bonus payments under the Incentive Plan is 7.5% of operating profits of Federated, which consists of annual total revenues less distributions to minority interests and less total expenses excluding amortization of intangibles and debt expenses.

     In determining the appropriate level of compensation, the Sub-Committee acknowledges that the investment management business is highly competitive and that experienced professionals have significant career mobility. Its members believe that the ability to attract, retain, and provide appropriate incentives for highly qualified and experienced personnel is critical to maintain
Federated's competitive position in the investment management business, and thereby provide for the future success of Federated. The Sub-Committee believes that competitive levels of cash compensation, together with equity and other incentive programs that are consistent with stockholder interests, are necessary for the motivation and retention of Federated's professional personnel. Federated's compensation programs are keyed to achievement, as determined by the Sub-Committee, of short and long-term performance goals.

     The Sub-Committee believes that the opportunity to earn incentive compensation motivates employees and ties their success to that of Federated. The payment of incentive compensation in the form of stock of Federated further aligns the interests of the management of Federated with those of its stockholders and encourages them to focus on the long range growth and development of Federated. In 2001, nine of the senior executives chose to have a portion of their cash bonus paid in options on Class B Common Stock of Federated. Options on 187,180 shares of Class B Common Stock were awarded pursuant to this election at an exercise price equal to the market price on the day the options were granted.

     In determining the awards for 2001 the Committee considered a variety of factors, including Federated's revenues, earnings and earnings per share for the year. The Committee considered the performance of Federated's stock as compared to the indices set forth in the performance graph included in this Information Statement and investment performance and financial performance on a comparative basis with other public companies in the investment management business. Marketing and sales effectiveness and product performance were also reviewed. The Committee took into consideration Federated's historical compensation policies as well as industry compensation trends. In its review of compensation, and, in particular, in determining the amount and form of actual awards for the Chief Executive Officer and the other executive officers, the Committee considered amounts paid to executive officers in prior years as salary, bonus and other compensation, Federated's overall performance during the prior periods, and its future objectives and challenges. Although the Committee considered a number of different individual and corporate performance factors, no specific weighting was given to any such factor.

     The  Committee  has  determined  that  Mr.  J.  Christopher   Donahue  will
participate in the Compensation Plan. Bonuses paid to Mr. J. Christopher Donahue depend upon both his performance and that of Federated.

     The Committee's goal is to maintain compensation programs which are competitive within the investment management business. The Committee believes that 2001 compensation levels disclosed in this Information Statement are reasonable and appropriate in light of Federated's strong performance.


     Executive officers also participate in a combined 401(k)/Profit Sharing Plan and are entitled to receive medical, life and disability insurance coverage and other corporate benefits available to most employees of Federated.

Respectfully Submitted:
Compensation Committee
     Michael J. Farrell, Chairman
     James L. Murdy
     J. Christopher Donahue (non-voting)

Compensation of Directors

     Members of the Board who are also employees of Federated do not receive cash compensation for their services as directors. Members of the Board who are not employees receive (i) $25,000 per year, payable in quarterly installments,
(ii) options to purchase 7,500 shares of Class B Common Stock upon initial election to the Board, which are subject to a three-year vesting schedule, (iii) 2,250 options to purchase shares of Class B Common Stock annually, which vest immediately upon grant, and (iv) $1,000 annually as compensation for Committee Chairmanship. According to Federated's Stock Incentive Plan, all of the vested options granted to outside directors are immediately exercisable and may be exercised for a period of ten years from the date of the grant, provided that, in the event of the death or disability of the outside director, the options may only be exercised within twelve months after the death or disability and, in the event that the outside director's service to Federated is terminated for any reason other than death or disability, the options may only be exercised for a period of thirty days after the date of such termination of services.


                                EXECUTIVE COMPENSATION


Summary Compensation Table

     The following table sets forth compensation information for the years ended December 31, 1999, December 31, 2000 and December 31, 2001 for Federated's Chief Executive Officer and for the four other most highly compensated executive officers of Federated (the "Named Executive Officers").


                                               ANNUAL COMPENSATION
         LONG TERM COMPENSATION AWARDS
                                                                         Other
                     Securities
                                                                  Annual          Restricted
Underlying              All Other
Name and                                    Salary    Bonus       Compensation      Stock
Awards    Options/SARs     Compensation
Principal Position(s)               Year             ($)           ($) (1)
---------------------               ------------------------------------------
               ($)(2)              ($)                       (#) (3)             ($)
-------------------------------------------------------------------------------------
(4)
--------------
John F. Donahue          2001   1,700,000  1,800,000  85,253      ------    ------    11,171
Chairman                 2000   1,700,000  1,000,000  90,746      ------    ------    10,502
                         1999   1,680,000    900,000  86,139      ------    ------    10,874

J. Christopher Donahue   2001     920,000   618,191   86,036      ------   36,740     23,484
President and
                         2000     900,000   586,090   51,055      ------  531,500     35,096
Chief Executive Officer  1999     890,000   513,482    ------     ------   47,700     17,674

Arthur L. Cherry         2001    700,000   518,102     ------     ------   30,820      8,712
President,
                         2000    680,000   539,203     ------     ------  528,980      8,312
Federated Services Company1999   660,000   403,354    ------     ------   36,900      8,309

James F. Getz            2001     420,000   617,989    ------     ------   36,760      8,684
President,
                         2000     400,000   703,308   56,580      ------  437,800      8,242
Retail Sales Division of 1999     390,000   579,244    ------     ------   53,400      8,465
Federated Securities Corp.

Thomas R. Donahue        2001     700,000   515,126   53,486      ------   30,620     18,717
Vice President and
                         2000     680,000   480,725    ------     ------  425,820     23,405
Chief Financial Officer  1999     660,000   387,364    ------     ------   35,400     14,314


(1)The amounts set forth in this column do not include amounts which were earned by the Named Executive Officers in 1999, 2000 and 2001 but which the Named Executive Officers chose to forego pursuant to a program under which such Named Executive Officers elected to acquire options to purchase shares of Class B Common Stock in lieu of cash compensation. These options were awarded to the Named Executive Officers as a portion of their respective performance bonuses in January 2000, 2001 and 2002, respectively. Based on the fair market value of the options to purchase Class B Common Stock, determined by using the Black-Scholes valuation methodology, Messrs. J. Christopher Donahue, Cherry, Getz, and Thomas R. Donahue elected to forego $286,518, $221,646, $320,756, and $212,636, respectively in 1999; $413,910,
     $380,797,  $496,692,  and  $339,275,  respectively  in 2000;  and $371,809,
     $311,898, $372,011 and $309,874, respectively in 2001, in cash bonus awards in favor of options.


(2)For 2001, includes $21,650 attributable to Mr. J. Christopher Donahue for use of the corporate jet. Also includes $29,524 attributable to Mr. John F. Donahue, $40,295 attributable to Mr. J. Christopher Donahue and $40,295 attributable to Mr. Thomas R. Donahue for medical insurance premiums paid. For 2000, includes $39,525 attributable to Mr. John F. Donahue and $21,200 attributable to Mr. Getz for use of the corporate jet respectively. Also includes $14,606 attributable to Mr. Getz for use of the company car and $25,452 attributable to Mr. J. Christopher Donahue for medical insurance premiums paid.

(3) Securities reported in this column for 2001 consist of shares of Class B Common Stock subject to options acquired in January 2002, by the Named Executive Officers in lieu of a portion of their respective 2001 earned cash bonus awards. All such options are currently exercisable.

     Securities reported in this column for 2000 consist of shares of Class B Common Stock subject to options acquired in January 2001, by the Named Executive Officers in lieu of a portion of their respective 2000 earned cash bonus awards, in the following amounts: Mr. J. Christopher Donahue, 31,500 shares; Mr. Cherry, 28,980 shares; Mr. Getz, 37,800 shares; and Mr. Thomas R. Donahue, 25,820 shares. All such options are currently exercisable. Securities reported in this column for 2000 also consist of shares of Class B Common Stock subject to options acquired in July 2000 (the "July 2000 options"), in the following amounts: Mr. J. Christopher Donahue, 500,000 shares; Mr. Cherry, 500,000 shares; Mr. Getz, 400,000 shares; and Mr. Thomas R. Donahue, 400,000 shares. None of the July 2000 options were exercisable as of the fiscal year end.

     Share totals in this column for 1999 reflect the results of Federated's 3 for 2 stock split, which was declared on June 22, 2000 and consist of shares of Class B Common Stock subject to options acquired in January 2000, by the Named Executive Officers in lieu of a portion of their respective 1999 earned cash bonus awards. All such options are currently exercisable.

(4)Includes matching contributions under Federated's 401(k) Plan of $6,800 in 2001, $6,400 in 2000 and $6,400 in 1999 for each of Mr. John F. Donahue, Mr. J. Christopher Donahue, Mr. Cherry, Mr. Getz, and Mr. Thomas R. Donahue. Also included is the present value of the economic benefit to the executive of the corporate premiums paid to purchase split dollar life insurance contracts in 2001, 2000 and 1999 of $8,535, $21,084 and $3,860,
     respectively for Mr. J. Christopher Donahue and $3,636, $9,251 and $330, respectively for Mr. Thomas R. Donahue. In addition, Federated paid premiums for life, accidental death, and long term disability insurance in 2001, 2000 and 1999 of $4,371, $4,102 and $4,474, respectively for Mr. John
     F. Donahue; $8,149, $7,612 and $7414, respectively for Mr. J. Christopher Donahue; $1,912, $1,912 and $1,909, respectively for Mr. Cherry; $1,884, $1,842 and $2,065, respectively for Mr. Getz; and $8,281, $7,754 and $7,584, respectively for Mr. Thomas R. Donahue. The split dollar life insurance contract for Mr. John F. Donahue is fully paid, and Federated is entitled to recover all of the premiums paid by it through the cash surrender value of such policy.


Option Grants in Last Year

     The table below sets forth information with respect to stock options granted to the Named Executive Officers in 2001. The options listed below are included in the Summary Compensation Table.

                         Number      % of
                            of       Total
                         Securities   Options                               Grant Date
                         Underlying  Granted      Exercise    Expiration     Present
        Name             Options     to           Price          Date       Value
                         Granted     Employees     ($/Sh)                     ($)(3)
                          (1)(2)       in Year
----------------------   ----------  -----------  ----------  -----------   -----------

J. Christopher              36,740      14.3          31.00      1/15/12       371,809
Donahue

Arthur L. Cherry            30,820      12.0          31.00      1/15/12       311,898

James F. Getz               36,760      14.3          31.00      1/15/12       372,011

Thomas R. Donahue           30,620      11.9          31.00      1/15/12       309,874


(1) Securities reported in this column indicate shares of Class B Common Stock subject to options acquired in January 2002, by the Named Executive Officers in lieu of a portion of their respective 2001 earned cash bonus awards, which are all currently exercisable.

(2) Securities reported in this column do not reflect shares of Class B Common Stock subject to options acquired in January 2001, by the Named Executive Officers in lieu of a portion of their respective 2000 earned cash bonus awards, which are currently exercisable, in the following amounts: Mr. J. Christopher Donahue, 31,500 shares; Mr. Cherry, 28,980 shares; Mr. Getz, 37,800 shares; and Mr. Thomas R. Donahue, 25,820 shares.

(3) The Grant Date Present Value for the options acquired by the Named Executive was calculated using the Black-Scholes option pricing model. The Black-Scholes value was calculated using the following assumptions; an expected volatility of 30%, a risk-free rate of return of 4.33%, a dividend yield of 0.59% and an expected time to exercise of five years.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

     The table below sets forth information with respect to stock options held by the Named Executive Officers in 2001.


                                                    Number of
                                                    Securities           Value of
                                                    Underlying         Unexercised
                                                   Unexercised         In-the-Money
                                                   Options/SARs      Options/SARs at
                         Shares        Value        at FY-End         FY-End ($)(2)
Name                     Acquired     Realized        (#)(1)
                         on             ($)                            Exercisable/
                         Exercise                  Exercisable/       Unexercisable
                            (#)                   Unexercisable
-----------------------  -----------  ---------   ---------------   -------------------

J. Christopher Donahue      ---         ---       125,400/500,000   1,885,772/1,326,500
Arthur L. Cherry            ---         ---       549,180/590,000   12,975,231/3,835,700
James F. Getz               ---         ---       143,700/490,000   2,132,046/3,570,400
Thomas R. Donahue           ---         ---       91,520/490,000    1,324,300/3,570,400
-----------------------


(1) Securities reported in this column do not include shares of Class B Common Stock subject to options acquired by the Named Executive Officers in 2002 in lieu of a portion of their respective cash bonus awards for 2001 in the following amounts: Mr. J. Christopher Donahue, 36,740 shares; Mr. Cherry, 30,820 shares; Mr. Getz, 36,760 shares; and Mr. Thomas R. Donahue, 30,620 shares. All such options are currently exercisable.

(2)  The  "value  of   unexercised   in-the-money   options"  is  calculated  by
     subtracting the exercise price from $31.88, which was the closing sales price of a share of Class B Common Stock on the New York Stock Exchange on December 31, 2001.

Employment Agreements

     Federated has entered into employment contracts with the following Named Executive Officers:

     Arthur L. Cherry. Pursuant to a January 16, 1997 agreement, Federated is obligated to provide Mr. Cherry with (i) a base salary, (ii) an opportunity to earn a bonus and (iii) certain other benefits, including health and severance pay benefits, among others. Mr. Cherry agrees not to compete with Federated for a period of six months following the termination of his employment by Federated, unless such termination occurs more than three years following the sale of 51% or greater of Federated's Class A Common Stock to a non-family member of the current holders of the Class A Common Stock. Furthermore, Mr. Cherry agrees not to solicit employees of Federated for any other organization or to employ any employee of Federated for a period of three years following the termination of his employment with Federated.

     James F. Getz. Pursuant to a December 22, 1993 agreement, Federated is obligated to provide Mr. Getz with an annual base salary and certain other benefits. Upon the termination of his employment with Federated, Mr. Getz agrees not to compete with Federated for a period of 300 days. In addition, Mr. Getz agrees not to solicit or employ any of the employees of Federated following the termination of his employment by Federated.


     Comparative Stock Performance

     The following performance graph compares the total stockholder return of an investment in Federated's Class B Common Stock to that of the Russell 1000 (R) Index and to a Peer Group Index of publicly-traded asset management firms for the period commencing with May 13, 1998, the date on which the Class B Common Stock was first registered under Section 12 of the Exchange Act and ending on December 31, 2001. The graph assumes that the value of the investment in Federated's Class B Common Stock and each index was $100 on May 13, 1998. Total return includes reinvestment of all dividends. The Russell 1000 (R) Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Federated is included in this index. Peer Group returns are weighted by the market capitalization of each firm at the beginning of each measurement period. The historical information set forth below is not necessarily indicative of future performance. Federated does not make or endorse any predictions as to future stock performance.


     [a chart has been omitted which visually depicts the information included in the table below]


                   5/13/98     12/31/98    12/31/99   12/31/00   12/31/01
                   -------     --------    --------   --------   --------
     Federated       100        95.78       107.00     234.51     258.26
   Russell 1000(R)   100        110.40      133.48     126.09     107.76
    Peer Group*,     100        73.93       81.37      108.24     102.62

*     The following companies are included in the Peer Group:

      Affiliated Managers Group, Inc.
      Eaton Vance Corp.
      Franklin Resources, Inc.
      The John Nuveen Company
      T. Rowe Price Group, Inc.
      Waddell & Reed Financial, Inc.

     Liberty Financial Companies, Inc. and Phoenix Investment Partners, Ltd. were included in the graph and calculations appearing in last year's Information Statement, dated March 31, 2001, but are excluded from this year's graph and calculations due to the acquisition by other entities and subsequent de-listing of their respective shares.

Certain Relationships and Related Transactions

     During 2001, no director of Federated served as an executive officer of or beneficially owned of record in excess of a 10% equity interest in (i) any business or professional entity which made during 2001 or proposes to make during the current year, payments to Federated for property or services in excess of five percent of Federated's consolidated gross revenues for 2001 or in excess of five percent of the other entity's consolidated gross revenues for the last year, (ii) any business or professional entity to which Federated made during 2001 or proposes to make during the current year payments for property or services in excess of five percent of Federated's consolidated gross revenues for 2001 or in excess of the other entity's consolidated gross revenues for its last year, or (iii) any business or professional entity to which Federated was indebted to at the end of 2001 in an aggregate amount in excess of five percent of Federated's total consolidated assets at the end of 2001.

     None of the current directors of Federated was, during 2001: a partner or executive officer of any investment banking firm that performed services for Federated during 2001 or that Federated proposes to have perform services for Federated during the current year. In 2001, Mr. Edward G. O'Connor served as special counsel to the litigation department of Eckert Seamans. Federated retained Eckert Seamans in 2001 to provide Federated with limited legal services relating almost exclusively to intellectual property matters. Federated is not aware of any other relationships between any of the directors nominated for election to the Board at the Annual Meeting that are similar in nature and scope to those relationships discussed above.



                                  SECURITY OWNERSHIP

Class A Common Stock

     The following table sets forth certain information regarding beneficial ownership of Federated's Class A Common Stock by each person who is known by Federated to own beneficially more than 5% of the outstanding shares of Class A Common Stock as of February 28, 2002.

                                              Shares
                                            BeneficiallPercent of
Name and Address of Beneficial Owner           Owned     Class
------------------------------------------- ----------------------

Voting Shares Irrevocable Trust
dated May 31,                                  9,000    100.0%
1989.................................................
c/o  The Beechwood Company
Suite 850
1001 Liberty Avenue
Pittsburgh, Pennsylvania  15222-3716


     All of the outstanding shares of Class A Common Stock are held by the Voting Trust, the trustees of which are John F. Donahue, his wife, and his son
J. Christopher Donahue for the benefit of members of the family of John F. Donahue. Under the terms of the Voting Trust, the trustees are authorized to vote shares held by the Voting Trust and the trustees additionally may sell, transfer or otherwise dispose of shares owned by the Voting Trust. The entire voting power of Federated is vested in the holder of the outstanding shares of Class A Common Stock, except as otherwise provided in the Restated Articles of Incorporation of Federated or as required by applicable law.


Class B Common Stock

     The following table sets forth certain information regarding beneficial ownership of Federated's Class B Common Stock as of February 28, 2002 by (i) each of the current Directors of Federated, (ii) Named Executive Officers of Federated, and (iii) all Executive Officers and current Directors of Federated as a group.

                                               Shares
                                            Beneficially           Percent of
Name                                        Owned (1)(2)             Class
----------------------------------------- -----------------     ---------------

John F. Donahue (3)                             12,820,228                 11.0%

J. Christopher Donahue (4)                       6,437,185                 5.5

John W. McGonigle (5)                            5,535,544                 4.7

Thomas R. Donahue (6)                            3,297,029                 2.8

Arthur L. Cherry (7)                             1,366,926                 1.1
..
James F. Getz (8)                                1,094,520                   *

John B. Fisher (9)                                 338,020                   *

Eugene F. Maloney (10)                             197,075                   *

Michael J. Farrell (11)                             44,250                   *

James L. Murdy (12)                                 10,600                   *

Edward G. O'Connor(13)                               3,676                   *


All Executive Officers and current              32,338,143                27.8
Directors as a Group  (16 persons)

-----------------------------------------
*  Less than 1%.

(1) Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Unless stated below, each such person has sole voting and investment power with respect to all such shares.

(2) Does not include 560,962 shares of Class B Common Stock allocated to the accounts of directors and executive officers who are participants in the 401(k)/ Profit Sharing Plan.

(3) Includes 6,922,258 shares owned by The Beechwood Company, a limited partnership of which AWOL, Inc. is the general partner; Mr. John F. Donahue is a shareholder of AWOL, Inc. (Mr. Donahue disclaims beneficial ownership of approximately 3,461,129 shares owned by The Beechwood Company); 4,400,838 shares owned by Comax Partners Limited Partnership, a limited partnership of which Comax, Inc. is general partner; Mr. Donahue is the sole shareholder of Comax, Inc. (Mr. Donahue disclaims beneficial ownership of substantially all of the 4,400,838 shares owned by Comax Partners Limited Partnership); 788,574 shares by owned Shamrock Properties, Inc., a corporation of which Mr. Donahue is the sole shareholder; 562,000 shares owned by Richmond Farms Realty Trust, a Pennsylvania business trust, of which Mr. Donahue is a shareholder (Mr. Donahue disclaims beneficial ownership of substantially all of the 562,000 shares owned by Richmond Farms Realty Trust); and 146,558 shares owned by Bay Road Partners, a Pennsylvania limited partnership, of which AWOL, Inc. is the general partner.

(4)  Includes  4,121,647 shares owned jointly with Mrs. J. Christopher  Donahue;
     includes 33,977 shares owned by Mrs. J. Christopher Donahue; includes 1,266,947 shares for which Mr. J. Christopher Donahue has the power to sell, transfer or otherwise dispose under powers of attorney (Mr. Donahue disclaims beneficial ownership of all of the 1,266,947 shares for which he has powers of attorney); includes 269,480 shares for which Mr. J. Christopher Donahue is a custodian of shares under the Uniform Transfer for Minors Act (Mr. J. Christopher Donahue disclaims beneficial ownership of all of the 269,480 shares for which he acts as custodian); and includes 162,140 stock options which are currently exercisable.

(5) Includes 5,478,784 shares owned by Fairview Partners, L.P. a limited partnership of which 713 Investment Corporation is the sole general partner; Mr. McGonigle is a shareholder of 713 Investment Corporation; includes 37,307 currently exercisable stock options held by 713 Investment Company, L.P., a limited partnership of which 713 Investment Corporation is the sole general partner; includes 19,453 currently exercisable stock options held in a trust for the benefit of certain descendants.

(6) Includes 1,655,202 shares of which Mr. Thomas R. Donahue is a custodian of shares under the Uniform Trust for Minors Act (Mr. Thomas R. Donahue disclaims beneficial ownership of all of the 1,655,202 shares for which he acts as custodian); 206,509 shares owned jointly by Mr. and Mrs. Thomas R. Donahue; 644 shares owned by Mrs. Thomas R. Donahue, 916,050 shares owned by Maxfund Partners, L.P., a limited partnership, of which Maxfund, Inc. is the general partner; Mr. T. Donahue is a shareholder of Maxfund, Inc.; and includes 122,140 stock options which are currently exercisable.

(7) Includes 74,048 shares owned by or on behalf of Mr. Cherry's children; includes 693,243 shares owned jointly by Mr. and Mrs. Cherry; includes 19,635 shares owned by Mrs. Cherry; and includes 580,000 stock options which are currently exercisable.

(8) Includes 180,460 stock options which are currently exercisable. Includes 68,966 shares owned by Getz Enterprises. Mr. Getz is a general partner of Getz Enterprises.

(9) Includes 67,500 shares held by Rosewood Limited Partnership, a limited partnership of which Mr. Fisher is a general partner; and includes 70,520 stock options which are currently exercisable.

(10) Includes 36,000 shares owned by Mrs. Maloney, and 15,800 stock options which are currently exercisable.

(11) Includes 14,250 stock options which are currently exercisable.

(12) Includes 2,250 stock options which are currently exercisable.

(13) Includes 75 shares held by Mr. O'Connor's daughter (Mr. O'Connor disclaims beneficial ownership of the shares held by his daughter) and 3,000 stock options which are currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under the securities laws of the United States, Federated's directors, its executive officers and any persons beneficially owning more than ten percent of Federated's Class A Common Stock and Class B Common Stock are required to report their ownership of Federated's Class A and Class B Common Stock and any changes in that ownership to the Commission and to the New York Stock Exchange. Specific due dates for these reports have been established and Federated is required to report in this Information Statement any failure to file by these dates. All of these filing requirements were satisfied. In making these statements, Federated has relied on copies of the reports that its officers, directors and beneficial owners of more than ten percent of Federated's Class A or Class B Common Stock have filed with the Commission.

                                 INDEPENDENT AUDITORS

     Ernst & Young LLP served as the independent auditors for 2001 and continues to serve as independent auditors for Federated. Representatives of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     The following fees were paid to the independent auditors for the audit of Federated's financial statements for the fiscal year ended December 31, 2001, the review of the financial statements in Federated's Forms 10Q for the fiscal year 2001 and other services rendered to Federated:

Audit Fees:  $360,600
----------


Financial Information Systems Design and Implementation Fees:  $0
------------------------------------------------------------


All Other Fees:
--------------

     Audit Related:  $337,122 for audit-related  professional services including
accounting   and  tax   consultations   relating  to   acquisitions   and  other
transactions.

     Other Services: $406,468 for other services including professional and tax consulting services relating to various tax matters and advisory services relating to compensation plans.


                                 ANNUAL INCENTIVE PLAN

     Federated wishes to establish an annual incentive plan pursuant to which discretionary annual bonuses may be paid to certain officers based on Federated's attainment of significant business objectives. In 1993, the Internal Revenue Code of 1986, as amended (the "Code"), was amended to add Section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by Federated in any tax year with respect to each of Federated's five highest paid executives. However, certain performance-based compensation that has been approved by the shareholders is not subject to the deduction limit.

     In light of the requirements of Section 162(m), Federated plans to submit the Annual Incentive Plan described below (the "Annual Incentive Plan") for approval by the holders of shares of Federated's Class A Common Stock at the Annual Meeting. This would enable compensation paid under the Annual Incentive Plan to qualify as performance-based compensation for purposes of Section 162(m), and thereby be deductible by Federated without regard to the deduction limit otherwise imposed by such Section.

                         Summary of the Annual Incentive Plan

     The following summary of the Annual Incentive Plan is qualified in its entirety by reference to the complete text of the Annual Incentive Plan, a copy of which is attached as Exhibit A to this Information Statement.

     Purpose. The purpose of the Annual Incentive Plan is to advance the success of Federated and to thereby increase shareholder value by promoting the attainment of significant business objectives by Federated and basing a portion of the annual compensation of selected officers on the attainment of such objectives.

     Term. The Annual Incentive Plan became effective on January 29, 2002 when it was approved by the Board but is subject to further approval by the holders of Class A Common Stock. The Annual Incentive Plan does not have a fixed expiration date, but may be terminated by the Board at any time.

     Administration.  The  Annual  Incentive  Plan will be  administered  by the
Section 162(m) sub-committee of the Compensation Committee of the Board comprised solely of outsider directors (the "Sub-Committee"). The Sub-Committee has full authority to make awards under the Annual Incentive Plan, to determine the terms and conditions of such awards, and to interpret and make all other determinations affecting the Annual Incentive Plan, subject to the provisions of the Annual Incentive Plan and direction by the Board. The Sub-Committee may, with respect to Participants who are not subject to Section 162(m), delegate such of its powers and authority under the Annual Incentive Plan as it deems appropriate to the Chairman, President or Chief Executive Officer of Federated.

     Participation. Participation in the Annual Incentive Plan is limited to officers who may also be members of the Board who are selected from time to time by the Sub-Committee and unless otherwise specified by the Sub-Committee, the Chairman of the Board, the Chief Executive Officer and any executive who is a member of the Board or is designated as a member of the Chief Executive Officer's senior staff shall be eligible for participation ("Participants"). Participation in the Annual Incentive Plan does not preclude participation in any other employee benefit plans of Federated and does not create any rights to continued employment with Federated.

     Performance Period. Each period during which performance will be calculated for purposes of determining whether an award shall be payable under the Annual Incentive Plan is one calendar year ("Performance Period").

     Performance Measures. The Sub-Committee will designate performance measures under the Annual Incentive Plan, which must be satisfied during the Performance Period in order for an award to become payable. The performance measures and thresholds will be established no later than 90 days after the beginning of each Performance Period. The performance measures will be based on achievement of specified levels of performance with respect to any one or more of the following measures: (i) revenues, (ii) operating income, (iii) net income, (iv) earnings per share, (v) operating expenses, (vi) assets under management, (vii) sales,
(viii) the performance of Federated's Class B Common Stock, (ix) performance of Federated investments, (x) operating profits, (xi) identification of business opportunities, or (xii) project completion.

     Annual Maximum and Plan Pool. The maximum bonus amount payable under the Annual Incentive Plan to any Participant shall not exceed 24% in the case of the Chief Executive Officer, and 19% in the case of other Participants, of the amount available in the pool established each year by the Board. The pool of funds available, if any, for distribution pursuant to the Annual Incentive Plan with respect to a Performance Period shall be a percentage of Federated's operating profits, which shall not exceed 7.5% of such operating profits. For purposes of the Annual Incentive Plan, operating profits means Federated's total annual revenues for the calendar year, less distributions to minority interests and less total expenses (excluding amortization of intangible assets, impairment losses and debt expenses, including, without limitation, interest and loan fees) as reflected in Federated's audited financial statements for such calendar year.


     New Plan Benefits. The following table assumes that the 2002 Annual Incentive Plan was in effect in 2001, and lists those amounts that would have been paid in 2001 to the individuals listed below. The table assumes a payment of $5,435,000 from the available pool and the availability of 134,940 Class B Common stock options in lieu of a cash bonus (see "Payment of Awards" below) to those individuals participating in the Plan. The amount of the actual pool, if any, from which awards may be made pursuant to the plan in 2002 is not determinable at this time. Options elected in lieu of a cash bonus have an exercise price of $31.00/share and an expiration date of 1/15/2012. The market value of the Class B Shares underlying the option grants listed below was $31.58 as of 2/28/2002.

                                                      Bonus cash   Number of
                                                       used for     Options
       Name and Principal Position           Bonus      Options     Granted
       ---------------------------           -----      -------     -------
John F. Donahue                           $1,800,000      N/A         N/A
Chairman and Director
J. Christopher Donahue                     $990,000    $371,809      36,740
President and Chief Executive Officer
and Director
Arthur L. Cherry                           $830,000    $311,898      30,820
President, Federated Services Company
and Director
James F. Getz                              $990,000    $372,011      36,760
Director and President, Retail Sales
Division
Federated Securities Corp.
Thomas R. Donahue                          $825,000    $309,874      30,620
Director, Vice President and Chief
Financial Officer
Executive Officers as a Group (five       $5,435,000  $1,365,592    134,940
persons named above)
Directors who are not Executive Officers      $0          N/A         N/A
as a group
Non-Executive Officer Employees as a          $0          N/A         N/A
Group

     Certification of Achievement of Performance Standards. The Sub-Committee shall, prior to any payment under the Annual Incentive Plan, certify in writing the extent, if any, of achievement of performance thresholds for each Participant with respect to the applicable performance measure. For purposes of this provision, the approved minutes of the Sub-Committee meeting in which the certification is made may be treated as a written certification.

     Additional Performance Conditions and Reduction of Payment. The Sub-Committee may, in its sole discretion, establish certain additional performance-based conditions that must be satisfied by Federated, a business unit or the Participant as a condition precedent to the payment of all or a portion of any awards. Such conditions precedent may include, among other things, the receipt by a Participant of a specified annual performance rating and the achievement of specified performance goals by Federated, business unit or Participant. The Sub-Committee may also, in its sole discretion, reduce the amount of any award to a Participant based upon: (i) evaluation of such Participant's performance, (ii) comparisons with compensation received by executive officers of other companies in Federated's industry, (iii) Federated's financial results and conditions, and (iv) such other business factors deemed relevant by the Committee.

     Payment of Awards. Awards under the Annual Incentive Plan shall be paid in cash as soon as practicable after audited financial statements for the Performance Period have been prepared and certified. Notwithstanding the foregoing the Sub-Committee may, in its sole discretion, (i) allow a Participant to elect to receive all or a portion of the total award in the form of non-qualified stock options to purchase shares of Class B Common Stock under Federated's Stock Incentive Plan, in lieu of paying such amount in cash; or (ii) elect to pay all or a portion of the total award to a Participant in four equal quarterly installments during the calendar year in which the lump sum payment would have been paid.

     Amendment or Termination. The Board may modify, amend or terminate the Annual Incentive Plan at any time, except that no modification, amendment or termination may adversely affect the rights of a Participant under an award previously made without such Participant's consent.

     No Assignment. Except as expressly authorized by the Sub-Committee, the rights under the Annual Incentive Plan, including without limitation the rights to receive any payment, shall not be assigned, pledged or otherwise transferred, by a Participant (except by testamentary disposition or intestate succession), and during the lifetime of any Participant any payment shall be payable only to such Participant.

     Tax Information. Under present federal income tax regulations, Participants will realize ordinary income equal to the amount of the cash award received in the year of receipt. Federated will receive a deduction for the amount constituting ordinary income to the Participant, provided that the Annual Incentive Plan satisfies the requirements of Section 162(m) of the Code. It is Federated's intention that the Annual Incentive Plan be constructed and administered in a manner that ensures the deductibility of compensation for Federated under Section 162(m) of the Code.

     The foregoing brief summary of the effect of federal income taxation upon Participants and Federated with respect to the Annual Incentive Plan does not purport to be complete and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of income tax laws of any municipality, state or foreign country in which a Participant may reside. For the tax consequences of any options awarded under the Annual Incentive Plan, see "Federal Income Tax Aspects of the Stock Incentive Plan" herein.


                                 STOCK INCENTIVE PLAN

     Federated wishes to amend its stock incentive plan pursuant to which discretionary and automatic stock-based awards may be paid to certain directors, officers and employees to promote the long-term growth and performance of Federated. The stock incentive plan has been amended to clarify that it is compliant with Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility by Federated of certain executive compensation for federal income tax purposes and requires the material terms of the performance goal under which the compensation is to be paid to be disclosed to and subsequently approved by the shareholders of Federated before the compensation is paid. Federated became subject to Section 162(m) when it publicly offered its stock in 1998, but was permitted to operate under the stock plan in existence at the time of the public offering until the end of 2001. However, any compensation paid in 2002 will need to comply with Section 162(m).

     In light of the requirements of Section 162(m), Federated plans to submit the amended Stock Incentive Plan described below (the "Stock Incentive Plan") for approval by the holders of shares of Federated's Class A Common Stock at the Annual Meeting.

                          Summary of the Stock Incentive Plan

     The following summary of the Stock Incentive Plan is qualified in its entirety by reference to the complete text of the Stock Incentive Plan, a copy of which is attached as Exhibit B to this Information Statement.

     Purpose. The purpose of the Stock Incentive Plan is to continue to promote the long-term growth and performance of Federated and its affiliates and to attract and retain outstanding individuals using stock-based awards.

     Stock Incentive Plan. All key employees of Federated and its affiliates are eligible to participate in the Stock Incentive Plan. The Stock Incentive Plan permits the granting of any or all of the following types of awards: (1) performance shares conditioned upon meeting performance objectives; (2) restricted stock; (3) stock options, including nonqualified stock options ("NSOs") and incentive stock options ("ISOs"); (4) stock appreciation rights ("SARs"), in tandem with stock options or freestanding; and (5) other awards valued in whole or in part by reference to, or otherwise based on, Class B Common Stock. In connection with any award, payment representing dividends or interest or their equivalent may be made to Stock Incentive Plan participants. In addition, the Stock Incentive Plan provides for automatic grants of stock options to outside directors of Federated.

     Term. The Stock Incentive Plan was adopted as of February 20, 1998 and was most recently amended effective on January 29, 2002 when it was approved by the Board, but is subject to further approval by the holders of Class A Common Stock. The Stock Incentive Plan does not have a fixed expiration date but may be terminated by the Board at any time.

     Shares Subject to Stock Incentive Plan. Currently, a total of 20,250,0001 shares of Class B Common Stock may be issued under the Stock Incentive Plan. All of the shares are available for the grant of ISOs. Currently, no participant shall receive awards in respect of more than 900,0001 shares of Class B Common Stock in any fiscal year of Federated. The aggregate fair market value (determined on the date of the grant) of shares of Class B Common Stock with respect to which ISOs granted to a participant become exercisable for the first time in any single calendar year will not exceed $100,000. In addition, shares issued by Federated as a result of the assumption or substitution of outstanding grants of an acquired company or entity will not reduce the shares available for grant under the Stock Incentive Plan. The shares of stock deliverable under the Stock Incentive Plan may consist of authorized and unissued shares, treasury shares, or any combination thereof. If any shares subject to any award are forfeited, or the award is otherwise terminated without issuance of shares or other consideration, the shares subject to such awards will again be available for grant under the Stock Incentive Plan.

     Administration. The Stock Incentive Plan is administered by the Section 162(m) Sub-Committee of the Compensation Committee (the "Sub-Committee"). With the exception of outside director options which are administered by the Board, the Sub-Committee has full authority to make awards under the Stock Incentive Plan, to determine the terms and conditions of such awards, and to interpret and make all other determinations affecting the Stock Incentive Plan, subject to the provisions of the Stock Incentive Plan and direction by the Board. The Sub-Committee may delegate some or all of its authority and responsibility under the Stock Incentive Plan with respect to awards to participants who are not subject to Section 162(m) or Section 16 of the Securities Exchange Act to the Chief Executive Officer of Federated.

     Performance Awards. Performance awards are grants of shares of Class B Common Stock subject to the attainment of performance objectives established by the Sub-Committee in connection with such grants and such other terms and conditions as the Sub-Committee shall determine. Except as otherwise determined by the Sub-Committee, recipients of performance awards will not be required to provide consideration other than the rendering of services. Subject to the provisions of the applicable award agreement, during the performance period, dividends and other distributions with respect to shares covered by a performance award shall, in the discretion of the Sub-Committee, either be paid to the recipient or held in escrow by Federated and paid when the performance award is earned.

     Restricted Stock. Awards of shares subject to restrictions such as vesting and otherwise as the Sub-Committee may determine may be made from time to time to participants as selected by the Sub-Committee. Restricted stock may not be disposed of by the recipient until the lapse of certain restrictions established by the Sub-Committee. Upon termination of employment of the participant during the restriction period, all restricted stock not then vested will be forfeited, subject to such exceptions, if any, authorized by the Sub-Committee. Except as otherwise determined by the Sub-Committee, recipients of restricted stock are not required to provide consideration other than the rendering of services. Recipients will have, with respect to restricted stock, all of the rights of a shareholder of Federated including the right to receive any dividends to the extent permitted by applicable law, unless the Sub-Committee determines otherwise.

     Stock Options. Options may be granted, from time to time, to employees determined by the Sub-Committee on such terms, not inconsistent with the Stock Incentive Plan, as the Sub-Committee may determine. The exercise price per share of Class B Common Stock of stock options granted to a participant is determined by the Sub-Committee as of the date of grant; provided, however, that (i) in the case of ISOs granted to a participant who on the grant date is not a more than 10% stockholder of Federated ("Ten Percent Holder"), such price shall not be less than 100% of the fair market value of a share of a Class B Common Share on the grant date, (ii) in the case of an ISO granted to a participant who on the grant date is a Ten Percent Holder, such price shall not be less than 110% of the fair market value of a share of Class B Common Stock on the grant date, and
(iii) in the case of NSOs such price shall not be less than 85% of the fair market value of a share of Class B Common Stock on the grant date. The term of each such option, the time or times when it may be exercised, and the other applicable terms and conditions will be fixed by the Sub-Committee. Options may be exercised by payment of the purchase price in cash or, at the discretion of the Sub-Committee, in shares of Class B Common Stock having a fair market value on the date the option is exercised equal to the option exercise price or in such other manner as the Sub-Committee may approve.

     Stock Appreciation Rights. A SAR may be granted in connection with an option or independent of an option. Upon exercise of a SAR, the holder thereof is entitled to receive the excess of the fair market value of the shares for which the right will be exercised over the grant price of the SAR. The grant price (which will not be less than 100% of the fair market value of the shares on the date of grant) and other terms of the SAR will be determined by the Sub-Committee. Payment by Federated upon such exercise will be in cash.

     Other Stock-Based Awards. In order to enable Federated to respond quickly to significant legislative and regulatory developments and to trends in executive compensation practices, the Sub-Committee will also be authorized to grant to participants, either alone or in addition to other awards granted under the Stock Incentive Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Class B Common Stock ("other stock-based awards").

     The Sub-Committee will determine the employees to whom other stock-based awards are to be made, the times at which such awards are to be made, the number of shares to be granted pursuant to such awards and all other conditions of such awards. The provisions of such awards need not be the same with respect to each recipient.

     Outside Directors' Stock Options. The Stock Incentive Plan provides that directors of Federated who are not employees of Federated shall receive options to purchase shares of Class B Common Stock. Such directors currently will receive options with respect to 7,5001 shares upon their initial election to the Board of Directors and with respect to 2,2501 shares annually thereafter.

     All such options will be NSOs and will have a term of 10 years and an exercise price equal to 100% of the fair market value of the underlying shares on the date of grant. The initial grants of options to a director vest in three installments over a three year period. The annual grants are fully vested as of the date of grant. In the event of a director's death, the options which are exercisable at the date of death will be exercisable for the next succeeding twelve months. Except as set forth below under "Adjustments," neither the Board nor the Sub-Committee will have any discretion with respect to options granted to such directors pursuant to the Stock Incentive Plan.

     Nonassignability of Awards. The Stock Incentive Plan provides that no award granted under the Stock Incentive Plan may be sold, exchanged, assigned, transferred, pledged or otherwise encumbered by a participant, otherwise than by will or by the laws of descent and distribution or, if authorized by the Sub-Committee, by gift to members of a participant's immediate family or trusts or partnerships for the benefit of such family members. Each award will be exercisable, during the participant's lifetime, only by the participant, or if permissible under applicable law, by the participant's agent, guardian or attorney-in-fact.

     Adjustments. The Stock Incentive Plan provides that, in the event of any change affecting the Class B Common Stock by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, or any other change in corporate structure such that Class B Common Stock are changed into or exchangeable for a larger or smaller number of shares, the Sub-Committee will make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Stock Incentive Plan and in the number, class and option price or other price of shares subject to the outstanding awards granted under the Stock Incentive Plan as it deems to be appropriate in order to maintain the purpose of the original grant.

     The Sub-Committee will be authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or non-recurring events affecting Federated or its financial statements or changes in applicable laws, regulations or accounting principles, provided no such adjustment shall impair the rights of any participant without his consent. The Sub-Committee will be able to correct any defect, supply any omission or reconcile any inconsistency in the Stock Incentive Plan or any award in the manner and to the extent it shall deem desirable to carry it into effect. Provided that, only the full Board shall have the right to make any adjustments to the terms or conditions of outside directors' options.

     Special Forfeiture Rule. The Sub-Committee shall be authorized to impose additional forfeiture restrictions with respect to Awards granted under the Plan, other than outside directors' option awards, including, without limitation, provisions for forfeiture in the event a participant shall engage in competition with Federated or in any other circumstance the Sub-Committee may determine.

     Compliance with Section 162(m). It is Federated's intent that compensation payable pursuant to awards (other than awards of Restricted Stock which vest based solely on continued employment) to "covered employees" as such term is defined in Regulation 1.162-27(c)(2) promulgated under Section 162(m) of the Internal Revenue Code, or any successor provision, qualify as "performance-based compensation" as defined in Regulation 1.162-27(e) under Section 162(m). If any provision of the Stock Incentive Plan or an award is later found to make compensation intended to be performance-based compensation ineligible for such treatment, the provision shall be deemed null and void, unless otherwise determined by the Sub-Committee.


     New Plan Benefits. The following table assumes that the amended 2002 Stock Incentive Plan was in effect in 2001, and lists those amounts that would have been paid in 2001. No awards of Stock Appreciation Rights, Performance Awards or Restricted Stock Awards were made in 2001. The market value of the Class B Shares underlying the option awards listed below was $31.58 as of 2/28/2002.

                                            Outside
                                            Directors'
 Name and Principal Position      Stock      Options    Exercise     Expiration
                                 Options                  Price         Date
John B. Fisher                    15,780       N/A        $31.00      1/15/2012
Director and President,
Institutional Sales Division
of Federated Securities Corp.
Eugene F. Maloney                 8,720        N/A        $31.00      1/15/2012
Director and Vice President
John W. McGonigle                 7,420        N/A        $31.00      1/15/2012
Director and Executive Vice
President, Chief Legal
Officer, Secretary
Michael J. Farrell                  0         2,250       $29.00      4/25/2011
Director
James L. Murdy                      0         2,250       $29.00      4/25/2011
Director
Edward G. O'Connor                  0         7,500       $29.00      4/24/2011
Director
Executive Officers as a Group     36,100       N/A        $31.00      1/15/2012
(five persons including those
listed above)
Directors who are not               0         12,000      $29.00    4/25/2011 or
Executive Officers as a Group                                         4/24/2011
(three persons listed above)                                        depending on
                                                                        grant
Non-Executive Officer             57,820       N/A     $26.95-$31.00 12/31/2011
Employees                                               depending   or 1/15/2012
as a Group (four persons)                                on grant   depending on
                                                                        grant

     Federal Income Tax Aspects of the Stock Incentive Plan. The following is a summary of the federal tax consequences generally arising with respect to awards to be granted under the Stock Incentive Plan.


     The grant of an ISO has no tax consequences to Federated or to the participant. In addition, the participant recognizes no taxable income at the time of exercise of an ISO. However, upon exercise, the difference between the fair market value of the shares of Class B Common Stock and the exercise price of the ISO is includable in the participant's income for alternative minimum tax purposes. If the participant holds the shares acquired upon exercise of an ISO for at least two years from the date of the grant of the ISO and at least one year from the date of exercise, he or she will recognize taxable long-term capital gain or long-term capital loss upon a subsequent sale of the shares at a price different from the option exercise price. In either of these events, no deduction would be allowed to Federated for federal income tax purposes.

     If the participant disposes of the shares acquired upon exercise of an ISO within either of the holding periods described above (i) the participant will recognize taxable ordinary income in the year of such disposition in an amount equal to the fair market value of the shares on the exercise date minus the exercise price of the ISO, provided that if the disposition is a sale or exchange with an unrelated party, then the ordinary income will be limited to the excess of the amount realized upon the sale or exchange of the shares over the exercise price; (ii) Federated will be entitled to a deduction for such year equal to the amount of taxable ordinary income recognized by the participant;
(iii) the participant will recognize capital gain or loss, short-term or long-term, as the case may be, in an amount equal to the difference between (a) the amount realized by the participant upon such sale or exchange of the shares and (b) the option exercise price paid by the participant increased by the amount of ordinary income, if any, recognized by the participant upon such disposition.

     The grant of an NSO has no tax consequences to Federated or to the participant. Upon exercise of an NSO, however, the participant will recognize taxable ordinary income in the amount of the excess of the fair market value on the date of exercise of the shares of the Class B Common Stock acquired over the exercise price of the NSO, and such amount will be deductible for federal income tax purposes by Federated. This is compensation income that is subject to payroll taxes and income tax withholding. The holder of such shares will, upon a subsequent disposition of the shares, recognize short-term or long-term capital gain or loss, depending on the holding period of the shares.

     In general, a grant of restricted stock has no tax consequences to Federated or the participant. Except as discussed below, the then fair market value of the shares of Class B Common Stock issued as restricted stock will be taxed as ordinary income to the participant as the restrictions on the stock lapse. Federated will receive a corresponding tax deduction at that time. Dividends received by the participant during the restriction period are treated as compensation income and therefore are taxed as ordinary income to the participant and are deductible by Federated. Any gain realized upon a taxable sale or exchange of the stock will be recognized as short-term or long-term capital gain or loss, depending on the holding period of the shares after the restrictions lapse. Federated receives no additional deduction at the time of disposition of the stock by the participant.

     The participant may, under Section 83(b) of the Internal Revenue Code, elect to report the current fair market value of restricted stock as ordinary income in the year the award is made, even though the stock is subject to restrictions. In such a case, Federated will receive an immediate tax deduction for such fair market value of the shares in the year of the grant, but will receive no deduction for any subsequent appreciation during or after the restriction period. In addition, dividends paid during or after the restriction period would be treated as dividends rather than compensation income to the participant and, therefore, would not be deductible by Federated. If a Section 83(b) election is made, any appreciation in the value of the stock after the date of grant will not be recognized as capital gain by the participant until such time as the participant disposes of the stock in a taxable transaction. Any capital gain then realized will be long-term capital gain provided that the required holding period, measured from the date of grant, is met. If the participant forfeits the stock (i.e., because he or she has not met the requirements for lapse of restrictions), the participant will receive no refund or deduction on account of taxes paid in the year of grant as a result of the
Section 83(b) election.

     The grant of a SAR has no tax consequences to Federated or the participant. To the extent that a SAR is exercised, the amount paid to the participant will be taxed to him or her as ordinary income, and Federated will receive a corresponding deduction at that time.

     With respect to other stock-based awards granted under the Stock Incentive Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received, and Federated will be entitled to a deduction for the same amount. With respect to awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received, at the first time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. Federated will be entitled to a deduction for the same amount. A participant who makes an election under Section 83(b) of the Internal Revenue Code will be taxed on the excess of the fair market value of the stock or other property at exercise over the purchase price. Special tax rules may apply to officers and directors who are subject to Section 16 of the Exchange Act.

                     SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Rule 14a-8 of the Exchange Act contains the procedures for including certain shareholder proposals in Federated's Information Statement and related materials. Shareholders entitled to vote may submit a shareholder proposal pursuant to Rule 14a-8 for the year 2003 Annual Meeting of Shareholders of Federated prior to December 1, 2002. Except under certain limited circumstances, the holders of Class B Common Stock are not entitled to vote their shares. Any shareholder proposals should be addressed to the Secretary of Federated, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.



EXHIBIT A





                               FEDERATED INVESTORS, INC.

                                 ANNUAL INCENTIVE PLAN



                            ARTICLE I - GENERAL PROVISIONS

1.1   Purpose

     The purpose of the Federated Investors, Inc. Annual Incentive Plan (the "Plan") is to advance the success of Federated Investors, Inc. and to thereby increase shareholder value by promoting the attainment of significant business objectives by the Company and basing a portion of the annual compensation of selected officers and key employees on the attainment of such objectives. The Plan is designed to: (i) further align the interests of Participants with the interests of the Company's shareholders, (ii) reward Participants for creating shareholder value as measured by objectively determinable performance goals, and
(iii) assist in the attraction and retention of employees vital to the Company's long-term success.

1.2   Definitions

     For the purpose of the Plan, the following terms shall have the meanings indicated:

(a)  "Board" means the Board of Directors of the Company.

(b) "Code" means the Internal Revenue Code of 1986, as amended, including any successor law thereto.

(c) "Company," means Federated Investors, Inc. and, solely for purposes of determining (i) eligibility for participation in the Plan, (ii) employment, and (iii) the calculation of any performance goal, shall include any corporation, partnership, or other organization of which controls, directly or indirectly, not less than 50 percent of the total combined voting power of all classes of stock or other equity interests or which is otherwise consolidated into the Company's audited financial statements. For purposes of this Plan, the term "Company" shall also include any successor to Federated Investors, Inc.

(d) "Committee" means the Compensation Committee of the Board (or any successor committee of the Board performing a similar function or the whole Board if the Board performs such functions) or, with respect to any particular function under the Plan identified by the Committee or the Board, any subcommittee of the whole Committee established by the whole Committee or the Board in order to comply with the definition of Non-Employee Director under Rule 16b-3 of the Exchange Act and the definition of outside director under Section 162(m) of the Code.

(e) "Common Stock" means the Company's Class B Common Stock, no par value per share.

(f)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(g) "Fair Market Value" means, on any date, the closing sale price of one share of Common Stock, as reported on the New York Stock Exchange or any national securities exchange on which the Common Stock is then listed or on the NASDAQ Stock Market's National Market ("NNM") if the Common Stock is then quoted thereon, as published in the Wall Street Journal or another newspaper of general circulation, as of such date or, if there were no sales reported as of such date, as of the last date preceding such date as of which a sale was reported. In the event that the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NNM, Fair Market Value shall be the closing bid price as reported by the NASDAQ Stock Market or The NASDAQ SmallCap Market (if applicable), or if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported. In the event that the Common Stock is not listed on the New York Stock Exchange, a national securities exchange or NNM, and is not listed for quotation on The NASDAQ Stock Market or The NASDAQ SmallCap Market, Fair Market Value shall be determined in good faith by the Committee in its sole discretion, and for this purpose the Committee shall be entitled to rely on the opinion of a qualified appraisal firm with respect to such Fair Market Value, but the Committee shall in no event be obligated to obtain such an opinion in order to determine Fair Market Value.

(h)  "Participant"   means  any  person  who  has  satisfied   the   eligibility
     requirements set forth in Section 1.4 and to whom an award has been made under the Plan.

(i) "Operating Profits" means the Company's total annual revenues for the calendar year, less distributions to minority interests and less total expenses (excluding amortization of intangible assets, impairment losses and debt expenses, including, without limitation, interest and loan fees) as reflected in the Company's audited financial statements for such calendar year.

(j) "Performance Measures" means the criteria upon which awards will be based and, unless otherwise determined by the Committee, shall be any one of the following measures: (i) revenues; (ii) operating income; (iii) net income;
     (iv) earnings per share; (v) operating expenses; (vi) assets under management; (vii) product sales or market share; (viii) the performance of the Common Stock; (ix) the investment performance of Company products; (x) Operating Profits; (xi) identification of business opportunities and (xii) project completion.

(k) "Performance Period" means, in relation to any award, the calendar year, or any other period, for which performance is being calculated, with each such period constituting a separate Performance Period.

(l) "Performance Threshold" means, in relation to any Performance Period, the minimum level of performance that must be achieved with respect to a Performance Measure in order for an award to become payable pursuant to this Plan.

(m) "Plan Pool" means, in relation to each calendar year, the amount, if any, that is available for distribution pursuant to the Plan with respect to such year which amount shall be a percentage of Operating Profits that shall not exceed 7.5% of the Operating Profits for such year.

(n) "Target Award" means that percentage of the Plan Pool which the Committee sets as the maximum amount to be awarded to a Participant under the Plan for such Performance Period.

1.3   Administration

     The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee shall, among other things, determine eligibility for participation in the Plan, make awards under the Plan, establish the terms and conditions of such awards (including the Performance Measure(s) to be utilized) and determine whether the Performance Measures and Performance Thresholds for any award has been achieved. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. Subject to the provisions of the Plan and to directions by the Board, the Committee is authorized to interpret the Plan, to adopt administrative rules, regulations, and guidelines for the Plan, and to impose such terms, conditions, and restrictions on awards as it deems appropriate. The Committee may, with respect to Participants who are not subject to Section 162(m) of the Code, delegate such of its powers and authority under the Plan to the Company's Chairman, President or Chief Executive Officer as it deems appropriate. In the event of such delegation, all references to the Committee in this Plan shall be deemed references to such officers as it relates to those aspects of the Plan that have been delegated.

1.4   Eligibility and Participation

     Participation in the Plan shall be limited to officers, who may also be members of the Board who are determined by the Committee to be eligible for participation in the Plan and unless otherwise determined by the Committee, the Chairperson of the Board, the Chief Executive Officer and any executive who is a member of the Board or is designated as a member of the Chief Executive Officer's senior staff shall be eligible to participate in the Plan.


                               ARTICLE II - AWARD TERMS

2.1   Granting of Awards

     The Committee may, in its discretion, from time to time make awards to persons eligible for participation in the Plan pursuant to which the Participant will earn compensation in the event that the Company achieves the Performance Thresholds established by the Committee.

2.2   Establishment of Performance Thresholds

     Each award shall be conditioned upon the Company's achievement of one or more Performance Thresholds with respect to the Performance Measure(s) established by the Committee no later than ninety (90) days after the beginning of the applicable Performance Period. The Committee, in its discretion, may establish Performance Thresholds for the Company as a whole or for only the business unit of the Company in which a given Participant is involved, or a combination thereof. In addition to establishing a minimum performance level below which no compensation shall be payable pursuant to an award, the Committee, in its discretion, may create a performance schedule under which an amount less than the Target Award may be paid so long as the Performance Threshold has been exceeded. The Committee may adjust the Performance Thresholds and measurements to reflect significant unforeseen events and other factors; provided, however, that the Committee may not make any such adjustment with respect to any award to an individual who is then a "covered employee" as such term is defined in Regulation 1.162-27(c)(2) promulgated under Section 162(m) of the Code, or any successor provision ("Section 162(m)"), if such adjustment would cause compensation pursuant to such award to cease to be performance-based compensation under Section 162(m).

2.3   Other Award Terms

     The Committee may, in its sole discretion, establish certain additional performance based conditions that must be satisfied by the Company, a business unit or the Participant as a condition precedent to the payment of all or a portion of any awards. Such conditions precedent may include, among other things, the receipt by a Participant of a specified annual performance rating and the achievement of specified performance goals by the Company, business unit or Participant. Furthermore, the Committee may, in its discretion, reduce the amount of any award to a Participant if it concludes that such reduction is appropriate based upon (i) evaluations of such Participant's performance, (ii) comparisons with compensation received by executive officers of other companies in the Company's industry (iii) the Company's financial results and conditions and (iv) such other business factors deemed relevant by the Committee. In addition, the Committee may establish a minimum Bonus Pool that must be available as a condition precedent to any distribution pursuant to Section 2.5 hereof.

2.4   Certification of Achievement of Bonus Pool Performance Thresholds

     The Committee shall, prior to any payment under the Plan, certify in writing the extent, if any, that the Performance Threshold(s) has been achieved and the amount, if any, of the Bonus Pool. For purposes of this provision, and for so long as the Code permits, the approved minutes of the Committee meeting in which the certification is made shall be treated as written certification.

2.5   Distribution of Awards

     Awards under the Plan shall be paid in cash as soon as practicable after audited financial statements for the Performance Period have been prepared and the Committee has certified (i) the amount, if any, of the Bonus Pool and (ii) that the Performance Threshold(s) has been achieved. Notwithstanding the foregoing, the Committee may, in it sole discretion: (i) elect to pay all or a portion of the award in four equal quarterly installments during the calendar year that the lump sum payment would have been paid; or (ii) permit a Participant to elect to receive all or a portion of the total award value in the form of non-qualified stock options to purchase Common Stock, in lieu of receiving cash. Any options granted as payment of an award shall be granted pursuant to the Federated Investors, Inc. Stock Incentive Plan or any successor thereto and shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. The number of stock options to be granted shall be determined by the Committee and shall be based upon the value of the options as determined under the Black-Scholes option-pricing model or such other option valuation model or calculation that the Committee, in its sole discretion, shall determine is appropriate.

2.6   Termination of Employment

     Unless otherwise determined by the Committee, a Participant must be actively employed by the Company on the date his or her award (or any portion thereof) is to be paid ("the Payment Date") in order to be entitled to payment of any award (or portion thereof).

2.7   Maximum Amount Available for Awards

     The maximum amount payable pursuant to the Plan to the Company's Chief Executive Officer for any Performance Period shall be 24% of the Plan Pool. The maximum amount payable pursuant to the Plan to any other Participant shall be 19% of the Plan Pool.


                            ARTICLE III - OTHER PROVISIONS

3.1   Withholding Taxes

     Whenever  payments under the Plan are to be made, the Company will withhold
therefrom  an  amount   sufficient  to  satisfy  any   applicable   governmental
withholding tax requirements related thereto.

3.2   Adjustments

     Awards may be adjusted by the Committee in the manner and to the extent it determines to be appropriate to reflect stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, reclassifications or other relevant changes in capitalization occurring after the date of the award; provided, however, that the Committee may not make any such adjustment with respect to any award to an individual who is then a "covered employee" as such term is defined in Regulation 1.162-27(c)(2) promulgated under Section 162(m) of the Code, or any successor provision ("Section 162(m)"), if such adjustment would cause compensation pursuant to such award to cease to be performance-based compensation under Section 162(m).

3.3   No Right to Employment

     Nothing contained in the Plan or in any Award shall confer upon any Participant any right with respect to continued employment with the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to at any time reassign the Participant to a different job, change the compensation of the Participant or terminate the Participant's employment for any reason.

3.4   Nontransferability

     A Participant's rights under the Plan, including the right to amounts payable may not be assigned, pledged, or otherwise transferred except, in the event of a Participant's death, to the Participant's designated beneficiary or, in the absence of such a designation, by will or by the laws of descent and distribution.

3.5   Unfunded Plan

     Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or separate funds. With respect to any payment not yet made to a Participant, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company.


3.6   Foreign Jurisdictions

     The Committee shall have the authority to adopt, amend, or terminate such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of the laws of foreign countries in order to promote achievement of the purposes of the Plan.

3.7   Other Compensation Plans

     Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for employees of the Company.


                        ARTICLE IV - AMENDMENT AND TERMINATION

     The Board of Directors may modify, amend, or terminate the Plan at any time except that, no modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under an award previously made to such Participant without the consent of such Participant.


                              ARTICLE V - EFFECTIVE DATE

     The Plan shall become effective immediately upon the approval and adoption thereof by Board, but is subject to the further approval and adoption by the holders of the Class A Common Stock of the Company.


EXHIBIT B




                               FEDERATED INVESTORS, INC.

                                 STOCK INCENTIVE PLAN
                           (Adopted as of February 20, 1998)
                            (Amended as of August 26,1998)
                            (Amended as of August 31, 1998)
                           (Amended as of January 26, 1999)
                             (Amended as of May 17, 1999)
                           (Amended as of January 29, 2002)


1.    Purpose

     The purpose of the Federated Investors, Inc. Stock Incentive Plan (the "Plan") is to:

     Facilitate the assumption by Federated Investors, Inc., as the surviving corporation of a merger with its parent corporation, Federated Investors, of certain stock incentive awards previously made by Federated Investors to its employees; and

     Continue to promote the long-term growth and performance of Federated Investors, Inc. and its affiliates and to attract and retain outstanding individuals by awarding directors, executive officers and key employees stock options, stock appreciation rights, performance awards, restricted stock and/or other stock-based awards.

2.    Definitions

      The following definitions are applicable to the Plan:

     "Award" means the grant of Options, SARs, Performance Awards, Restricted Stock or other stock-based award under the Plan.

     "Board" means the Board of Directors of the Company.

     "Board Committee" means the committee of the Board appointed in accordance with Section 4 to administer the Plan.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Class B Common Stock of the Company, no par value per share.

     "Company" means Federated Investors, Inc., a Pennsylvania corporation, and its successors and assigns.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means, on any date, the closing sale price of one share of Common Stock, as reported on the New York Stock Exchange or any national securities exchange on which the Common Stock is then listed or on The NASDAQ Stock Market's National Market ("NNM") if the Common Stock is then quoted thereon, as published in the Wall Street Journal or another newspaper of general circulation, as of such date or, if there were no sales reported as of such date, as of the last date preceding such date as of which a sale was reported. In the event that the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NNM, Fair Market Value shall be the closing bid price as reported by The NASDAQ Stock Market or The NASDAQ SmallCap Market (if applicable), or if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported. In the event that the Common Stock is not listed on the New York Stock Exchange, a national securities exchange or NNM, and is not listed for quotation on The NASDAQ Stock Market or The NASDAQ SmallCap Market, Fair Market Value shall be determined in good faith by the Board Committee in its sole discretion, and for this purpose the Board Committee shall be entitled to rely on the opinion of a qualified appraisal firm with respect to such Fair Market Value, but the Board Committee shall in no event be obligated to obtain such an opinion in order to determine Fair Market Value.

     "Grant Date" means the date on which the grant of an Option  under  Section
5.1 hereof or a SAR under Section 6.1 hereof becomes effective pursuant to the terms of the Stock Option Agreement or Stock Appreciation Rights Agreement, as the case may be, relating thereto.

     "Incentive Stock Option" means an option to purchase shares of Common Stock designated as an incentive stock option and which complies with Section 422 of the Code.

     "Non-Statutory Stock Option" means an option to purchase shares of Common Stock which is not an Incentive Stock Option.

     "Offering" means the initial public offering of Class B Common Stock by United States and international underwriters.

     "Option" means any option to purchase shares of Common Stock granted under Sections 5.1 or 10.1 hereof.

     "Option Price" means the purchase price of each share of Common Stock under an Option.

     "Outside Director" means a member of the Board who is not an employee of the Company or any Subsidiary.

     "Participant" means any salaried employee of the Company and its affiliates designated by the Board Committee to receive an Award under the Plan.

     "Performance  Award" means an Award of shares of Common Stock granted under
Section 7.

     "Performance Period" means the period of time established by the Board Committee for achievement of certain objectives under Section 7.1 hereof.

     "Restriction Period" means the period of time specified in a Performance Share Award Agreement or a Restricted Stock Award Agreement, as the case may be, between the Participant and the Company during which the following conditions remain in effect: (i) certain restrictions on the sale or other disposition of shares of Common Stock awarded under the Plan, and (ii) subject to the terms of the applicable agreement, a requirement of continued employment of the Participant in order to prevent forfeiture of the Award.

     "Stock Appreciation Rights" or "SARs" means the right to receive a cash payment from the Company equal to the excess of the Fair Market Value of a stated number of shares of Common Stock at the exercise date over a fixed price for such shares.

     "Subsidiary" means any corporation, business trust or partnership (other than the Company) in an unbroken chain of corporations, business trusts or partnerships beginning with the Company if each of the corporations, business trusts or partnerships (other than the last corporation, business trust or partnership in the chain) owns stock, beneficial interests or partnership interests possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations, business trusts or partnerships in the chain.

     "Ten Percent Holder" means a person who owns (within the meaning of Section 424(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company or of its parent corporation or Subsidiary.

3.    Shares Subject to Plan

     3.1 Shares  Reserved  under the Plan.  Subject to adjustment as provided in
Section 3.2, the number of shares of Common Stock cumulatively available under the Plan shall equal 13,500,000 shares. All of such authorized shares of Common Stock shall be available for the grant of Incentive Stock Options under the Plan. No Participant shall receive Awards in respect of more than 600,000 shares of Common Stock in any fiscal year of the Company. In addition, the aggregate Fair Market Value (determined on the Grant Date) of Common Stock with respect to which Incentive Stock Options granted a Participant become exercisable for the first time in any single calendar year shall not exceed $100,000. Any Common Stock issued by the Company through the assumption or substitution of outstanding grants from an acquired corporation or entity shall not reduce the shares available for grants under the Plan. Shares of Common Stock to be issued pursuant to the Plan may be authorized and unissued shares, treasury shares, or any combination thereof. Subject to Section 6.2 hereof, if any shares of Common Stock subject to an Award hereunder are forfeited or any such Award otherwise terminates without the issuance of such shares of Common Stock to a Participant, or if any shares of Common Stock are surrendered by a Participant in full or partial payment of the Option Price of an Option, such shares, to the extent of any such forfeiture, termination or surrender, shall again be available for grant under the Plan.

     3.2 Adjustments. The aggregate number of shares of Common Stock which may be awarded under the Plan and the terms of outstanding Awards shall be adjusted by the Board Committee to reflect a change in the capitalization of the Company, including but not limited to, a stock dividend or split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other distribution of assets to shareholders; provided that the number and price of shares subject to outstanding Options granted to Outside Directors pursuant to Section 10 hereof and the number of shares subject to future Options to be granted pursuant to Section 10 shall be subject to adjustment only as set forth in Section 10 hereof.

     3.3 Merger With Federated Investors. Notwithstanding the foregoing, the Company's merger with Federated Investors and assumption of its outstanding stock incentive awards will not result in any adjustment to the number of shares available under the Plan and will reduce the number of shares available under this Plan accordingly. For purposes of this Plan, after the merger all such stock incentive awards shall be treated as Awards under this Plan, except that any Grant Date, Performance Period or Restricted Period shall relate back to the date on which the awards were made by Federated Investors.

4.    Administration of Plan

     4.1 Administration by the Board Committee. The Plan shall be administered as follows.

     (a) Prior to an Offering, the Plan shall be administered by either the full Board or by the Board Committee if one is established by the Board. Prior to an Offering, any member of the Board may serve on the Board Committee.

     (b) After an Offering, the Plan shall be administered by the Board Committee, which shall consist of no fewer than two members of the Board who are (i) "Non-Employee Directors" for purposes of Rule 16b-3 of the Commission under the Exchange Act and (ii) to the extent required to ensure that awards under the Plan are exempt for purposes of Section 162(m) of the Code, "outside directors" for purposes of
          Section 162(m); provided, however, that the Board Committee may delegate some or all of its authority and responsibility under the Plan with respect to Awards to Participants who are not subject to
          Section 16 of the Exchange Act to the Chief Executive Officer of the Company. In the event that, after an Offering, the Board does not have two members who qualify as "Non-Employee Directors" for purposes of Rule 16b-3, the Plan shall be administered by the full Board.

     (c) The Board Committee shall have authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to prescribe the form of any agreement or instrument executed in connection herewith, and to make all other determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, regulations and determinations shall be conclusive and binding on all persons and for all purposes. In addition, the Board Committee shall have authority, without amending the Plan, to grant Awards hereunder to Participants who are foreign nationals or employed outside the United States or both, on terms and conditions different from those specified herein as may, in the sole judgment and discretion of the Board Committee, be necessary or desirable to further the purpose of the Plan.

     (d) Notwithstanding the foregoing, the Board Committee shall not have any discretion with respect to Options granted to Outside Directors pursuant to Section 10 hereof. In the event that the Board does not establish a Board Committee for any reason, any reference in this Plan to the Board Committee shall be deemed to refer to the full Board.

     4.2 Designation of Participants. Participants shall be selected, from time to time, by the Board Committee, from those executive officers and key employees of the Company and its affiliates who, in the opinion of the Board Committee, have the capacity to contribute materially to the continued growth and successful performance of the Company. Outside Directors shall be Participants only in accordance with Section 10.

5.    Stock Options

     5.1 Grants. Options may be granted, from time to time, to such Participants as may be selected by the Board Committee on such terms, not inconsistent with this Plan, as the Board Committee shall determine. The Option Price shall be determined by the Board Committee effective on the Grant Date; provided, however, that (i) in the case of Incentive Stock Options granted to a Participant who on the Grant Date is not a Ten Percent Holder, such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date, (ii) in the case of an Incentive Stock Option granted to a Participant who on the Grant Date is a Ten Percent Holder, such price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the Grant Date, and (iii) in the case of Non-Statutory Stock Options, such price shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Grant Date. The number of shares of Common Stock subject to each Option granted to each Participant, the terms of each Option, and any other terms and conditions of an Option granted hereunder shall be determined by the Board Committee, in its sole discretion, effective on the Grant Date; provided, however, that no Incentive Stock Option shall be exercisable any later than ten (10) years from the Grant Date. Each Option shall be evidenced by a Stock Option Agreement between the Participant and the Company which shall specify the type of Option granted, the Option Price, the term of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Option becomes exercisable and such other terms and conditions as the Board Committee shall determine.

     5.2 Payment of Option Price. No shares of Common Stock shall be issued upon exercise of an Option until full payment of the Option Price therefor by the Participant. Upon exercise, the Option Price may be paid in cash, and, subject to approval by the Board Committee, in shares of Common Stock having a Fair Market Value equal to the Option Price, or in any combination thereof, or in any other manner approved by the Board Committee.

     5.3 Rights as Shareholders. Participants shall not have any of the rights of a shareholder with respect to any shares subject to an Option until such shares have been issued upon the proper exercise of such Option.

     5.4 Transferability of Options. Options granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of except by will or by the laws of descent and distribution; provided, however, that, if authorized in the applicable Award agreement, a Participant may make one or more gifts of Options granted hereunder to members of the Participant's immediate family or trusts or partnerships for the benefit of such family members. All Options granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant, his agent, guardian or attorney-in-fact; provided, however, that all Options transferred in a manner consistent with the terms of an Award agreement may be exercised by the transferee.

     5.5 Termination of Employment. If a Participant ceases to be an employee of either the Company or of any of its affiliates, the Options granted hereunder shall be exercisable in accordance with the Stock Option Agreement between the Participant and the Company.

     5.6 Designation of Incentive Stock Options. Except as otherwise expressly provided in the Plan, the Board Committee may, at the time of the grant of an Option, designate such Option as an Incentive Stock Option under Section 422 of the Code.

     5.7 Certain Incentive Stock Option Terms. In the case of any grant of an Incentive Stock Option, whenever possible, each provision in the Plan and in any related agreement shall be interpreted in such a manner as to entitle the Option holder to the tax treatment afforded by Section 422 of the Code, and if any provision of this Plan or such agreement shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under
Section 422 of the Code, and (ii) all other provisions of this Plan and the agreement relating to such Option shall remain in full force and effect. If any agreement covering an Option designated by the Board Committee to be an Incentive Stock Option under this Plan shall not explicitly include any terms required to entitle such Incentive Stock Option to the tax treatment afforded by
Section 422 of the Code, all such terms shall be deemed implicit in the designation of such Option and the Option shall be deemed to have been granted subject to all such terms.

6.    Stock Appreciation Rights

     6.1 Grants. Stock Appreciation Rights may be granted, from time to time, to such salaried employees of the Company and its affiliates as may be selected by the Board Committee. SARs may be granted at the discretion of the Board
Committee either (i) in connection with an Option or (ii) independent of an Option. The price from which appreciation shall be computed shall be established by the Board Committee at the Grant Date; provided, however, that such price shall not be less than one-hundred percent (100%) of the Fair Market Value of the number of shares of Common Stock subject of the grant on the Grant Date. In the event the SAR is granted in connection with an Option, the fixed price from which appreciation shall be computed shall be the Option Price. Each grant of a SAR shall be evidenced by a Stock Appreciation Rights Agreement between the Participant and the Company which shall specify the type of SAR granted, the number of SARs, the conditions upon which the SARs vest and such other terms and conditions as the Board Committee shall determine.

     6.2 Exercise of SARs. SARs may be exercised upon such terms and conditions as the Board Committee shall determine; provided, however, that SARs granted in connection with Options may be exercised only to the extent the related Options are then exercisable. Notwithstanding Section 3.1 hereof, upon exercise of a SAR granted in connection with an Option as to all or some of the shares subject of such Award, the related Option shall be automatically canceled to the extent of the number of shares subject of the exercise, and such shares shall no longer be available for grant hereunder. Conversely, if the related Option is exercised as to some or all of the shares subject of such Award, the related SAR shall automatically be canceled to the extent of the number of shares of the exercise, and such shares shall no longer be available for grant hereunder.

     6.3 Payment of Exercise. Upon exercise of a SAR, the holder shall be paid in cash the excess of the Fair Market Value of the number of shares subject of the exercise over the fixed price, which in the case of a SAR granted in connection with an Option shall be the Option Price for such, shares.

     6.4 Rights of Shareholders. Participants shall not have any of the rights of a shareholder with respect to any Options granted in connection with a SAR until shares have been issued upon the proper exercise of an Option.

     6.5 Transferability of SARs. SARs granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of except by will or by the laws of descent and distribution. All SARs granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant, his agent, guardian, or attorney-in-fact.

     6.6 Termination of Employment. If a Participant ceases to be an employee of either the Company or of any of its affiliates, SARs granted hereunder shall be exercisable in accordance with the Stock Appreciation Rights Agreement between the Participant and the Company.

7.    Performance Awards

     7.1 Awards. Awards of shares of Common Stock may be made, from time to time, to such Participants as may be selected by the Board Committee. Such shares shall be delivered to the Participant only upon (i) achievement of such corporate, sector, division, individual or any other objectives or criteria during the Performance Period as shall be established by the Board Committee and
(ii) the expiration of the Restriction Period. Except as provided in the Performance Share Award Agreement between the Participant and the Company, shares subject to such Awards under this Section 7.1 shall be released to the Participant only after the expiration of the relevant Restriction Period. Each Award under this Section 7.1 shall be evidenced by a Performance Share Award Agreement between the Participant and the Company which shall specify the applicable performance objectives, the Performance Period, the Restriction Period, any forfeiture conditions and such other terms and conditions as the Board Committee shall determine.

     7.2 Stock  Certificates.  Upon an Award of shares  of  Common  Stock  under
Section 7.1 of the Plan, the Company shall issue a certificate registered in the name of the Participant bearing the following legend and any other legend required by any federal or state securities laws or by the Delaware Business Trust Act:

            "The sale or other transfer of the shares of stock represented by this certificate is subject to certain restrictions set forth in the Federated Investors, Inc. Stock Incentive Plan, administrative rules adopted pursuant to such Plan and a Performance Share Award Agreement between the registered owner and Federated Investors, Inc. A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Federated Investors, Inc."

     Unless otherwise provided in the Performance Share Award Agreement between the Participant and the Company, such certificates shall be retained by the Company until the expiration of the Restriction Period. Upon the expiration of the Restriction Period, the Company shall (i) cause the removal of the legend from the certificates for such shares as to which a Participant is entitled in accordance with the Performance Share Award Agreement between the Participant and the Company and (ii) release such shares to the custody of the Participant.

     7.3 Rights as Shareholders. Subject to the provisions of the Performance Share Award Agreement between the Participant and the Company, during the Performance Period, dividends and other distributions paid with respect to all shares awarded thereto under Section 7.1 hereof shall, in the discretion of the Board Committee, either be paid to Participants or held in escrow by the Company and paid to Participants only at such time and to such extent as the related Performance Award is earned. During the period between the completion of the Performance Period and the expiration of the Restriction Period, Participants shall be entitled to receive dividends and other distributions only as to the number of shares determined in accordance with the Performance Share Award Agreement between the Participant and the Company.

     7.4 Transferability of Shares. Certificates evidencing the shares of Common Stock awarded under the Plan shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Restriction Period.

     7.5 Termination of Employment. If a Participant ceases to be an employee of either the Company or of one of its affiliates, the number of shares subject of the Award, if any, to which the Participant shall be entitled shall be determined in accordance with the Performance Share Award Agreement between the Participant and the Company.

     7.6 Transfer of Employment. If a Participant transfers employment from one business unit of the Company or any of its affiliates to another business unit during a Performance Period, such Participant shall be eligible to receive such number of shares of Common Stock as the Board Committee may determine based upon such factors as the Board Committee in its sole discretion may deem appropriate.

8.    Restricted Stock Awards

     8.1 Awards. Awards of shares of Common Stock subject to such restrictions as to vesting and otherwise as the Board Committee shall determine, may be made, from time to time, to Participants as may be selected by the Board Committee. The Board Committee may in its sole discretion at the time of the Award or at any time thereafter provide for the early vesting of such Award prior to the expiration of the Restriction Period. Each Award under this Section 8.1 shall be evidenced by a Restricted Stock Award Agreement between the Participant and the Company which shall specify the vesting schedule, any rights of acceleration, any forfeiture conditions, and such other terms and conditions as the Board Committee shall determine.

     8.2 Stock  Certificates.  Upon an Award of shares  of  Common  Stock  under
Section 8.1 of the Plan, the Company shall issue a certificate registered in the name of the Participant bearing the following legend and any other legend required by any federal or state securities laws or by the Delaware Business Trust Act.

            "The sale or other transfer of the shares of stock represented by this certificate is subject to certain restrictions set forth in the Federated Investors, Inc. Stock Incentive Plan, administrative rules adopted pursuant to such Plan and a Restricted Stock Award Agreement between the registered owner and Federated Investors, Inc. A copy of the Plan, such rules and such agreement may be obtained form the Secretary of Federated Investors, Inc."

     Unless otherwise provided in the Restricted Stock Award Agreement between the Participant and the Company, such certificates shall be retained in custody by the Company until the expiration of the Restriction Period. Upon the expiration of the Restriction Period, the Company shall (i) cause the removal of the legend from the certificates for such shares as to which a Participant is entitled in accordance with the Restricted Stock Award Agreement between the Participant and the Company and (ii) release such shares to the custody of the Participant.

     8.3 Rights as Shareholders. During the Restriction Period, Participants shall be entitled to receive dividends and other distributions paid with respect to all shares awarded thereto under Section 8.1 hereof.

     8.4 Transferability of Shares. Certificates evidencing the shares of Common Stock awarded under the Plan shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Restriction Period.

     8.5 Termination of Employment. If a Participant ceases to be an employee of either the Company or of any of its affiliates, the number of shares subject of the Award, if any, to which the Participant shall be entitled shall be determined in accordance with the Restricted Stock Award Agreement between the Participant and the Company. All remaining shares as to which restrictions apply at the date of termination of employment shall be forfeited subject to such exceptions, if any, authorized by the Board Committee.

9.    Other Stock-Based Awards

     Awards of shares of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock, may be made, from time to time, to salaried employees of the Company and its affiliates as may be selected by the Board Committee. Such Awards may be made alone or in addition to or in connection with any other Award hereunder. The Board Committee may in its sole discretion determine the terms and conditions of any such Award. Each such Award shall be evidenced by an agreement between the Participant and the Company which shall specify the number of shares of Common Stock subject of the Award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Board Committee shall determine.

10.   Outside Directors' Options

     10.1 Initial Grants. Effective on the dates set forth below, each category of Outside Director of the Company described below shall be automatically granted an Option to purchase 5,000 shares of Common Stock:

     (i) for any Outside Director serving on the Board at the effective date of the Offering, the effective date of the Offering;

     (ii) for any Outside Director elected by the shareholders of the Company subsequent to the effective time of the Offering, the date of such Outside Director's initial election to the Board; and

     (iii)for any Outside Director appointed by the Board subsequent to the effective time of the Offering, the date such Outside Director's appointment to the Board becomes effective.

     All such Options shall be Non-Statutory Stock Options. The Option Price for all Options granted pursuant to this Section 10 shall be the greater of (a) $19.00 per share or (b) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of grant.

     10.2 Annual Grants. Effective on the date of each Annual Meeting of the shareholders of the Company that occurs after the Offering, each Outside Director who will be continuing as a director after such Annual Meeting, but not including any Outside Director who is first elected at such Annual Meeting, shall automatically be granted an Option to purchase 1,500 shares of Common Stock. All such Options shall be Non-Statutory Stock Options. The Option price shall be one-hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of the grant.

     10.3 Exercise of Options. Two thousand (2,000) of the initial Options granted pursuant to Section 10.1 shall vest in an Outside Director on the first anniversary of such grant and one thousand five hundred (1,500) of the initial Options shall vest on each subsequent anniversary of such grant until such Options are fully vested at the end of three years. All Options granted pursuant to Section 10.2 shall vest immediately. All vested Options shall be immediately exercisable and may be exercised by the Outside Director for a period of ten
(10) years from the date of grant; provided, however, that in the event of the death or disability of an Outside Director, the Option shall be exercisable only within the twelve (12) months next succeeding the date of death or disability and only if and to the extent that the Outside Director was entitled to exercise the Option at the date of the Outside Director's death or disability, as the case may be; provided further, however, that if an Outside Director's service with the Company terminates for any reason other than death or disability, the Option shall be exercisable for thirty (30) days after the date of such termination and only if and to the extent that the Outside director was entitled to exercise the Option at the date of such termination. In the case of death, such Options shall be exercisable only by the executor or administrator of the Outside Director's estate or by the person or persons to whom the Outside Director's rights under the Option shall pass by the Outside Director's will or the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Option be exercisable more than ten (10) years after the date of grant.

     10.4 Payment of Option price. An Option granted to an Outside Director shall be exercisable only upon payment to the Company of the Option price. Payment for the shares shall be in United States dollars, payable in cash or by check.

     10.5 Adjustments. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that the shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, thereafter the number of shares subject to outstanding Options granted to Outside Directors and the number of shares subject to Options to be granted to Outside Directors pursuant to the provisions of this Section 10 shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change in corporate structure, provided that the number of shares shall always be a whole number, and the purchase price per share of any outstanding Options shall, in the case of an increase in the number of shares, be proportionately reduced, and in the case of a decrease in the number of shares, shall be proportionately increased.

11.   Amendment or Termination of Plan

     The Board may amend, suspend or terminate the Plan or any part thereof from time to time, provided that no change may be made which would impair the rights of a Participant to whom shares of Common Stock have theretofore been awarded without the consent of said Participant.

12.   Miscellaneous

     12.1 Rights of Employees. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any affiliate to terminate any Participant's employment at any time, nor confer upon any Participant any right to continued employment with the Company or any affiliate.

     12.2 Tax Withholding. The Company shall have the authority to withhold, or to require a Participant to remit to the Company, prior to issuance or delivery of any shares or cash hereunder, an amount sufficient to satisfy federal, state and a local tax withholding requirements associated with any Award. In addition, the Company may, in its sole discretion, permit a Participant to satisfy any tax withholding requirements, in whole or in part, by (i) delivering to the Company shares of Common Stock held by such Participant having a Fair Market Value equal to the amount of the tax; (ii) directing the Company to retain shares of Common stock otherwise issuable to the Participant under the Plan; or (iii) any other method approved by the Board Committee.

     12.3 Status of Awards. Awards hereunder shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or affiliate and shall not affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

     12.4 Waiver of Restrictions. The Board Committee may, in its sole discretion, based on such factors as the Board Committee may deem appropriate, waive in whole or in part, any remaining restrictions or vesting requirements in connection with any Award hereunder.

     12.5 Adjustment of Awards. Subject to Section 11, the Board Committee shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards (except Options granted pursuant to Section 10 hereof) in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles; provided however, that no such adjustment shall impair the rights of any Participant without his consent. The Board Committee may also make Awards hereunder in replacement of, or as alternatives to, Awards previously granted to Participants, including without limitation, previously granted Options having higher Option Prices and grants or rights under any other plan of the Company or of any acquired entity. The Board Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate. Notwithstanding the above, only the full Board (and not the Board Committee) shall have the right to make any adjustments in the terms or conditions of Options granted pursuant to Section 10.

     12.6 Consideration for Awards. Except as otherwise required in any applicable agreement or by the terms of the Plan, Participants under the Plan shall not be required to make any payment or provide consideration for an Award other than the rendering of services.

     12.7 Special Forfeiture Rule. Notwithstanding any other provision of this Plan to the contrary, the Board Committee shall be authorized to impose additional forfeiture restrictions with respect to Awards granted under the Plan, other than Awards pursuant to Section 10 hereof, including, without limitation, provisions for forfeiture in the event the Participant shall engage in competition with the Company or in any other circumstance the Board Committee may determine.

     12.8 Effective Date and Term of Plan. The Plan shall be effective as of the date it is approved by the Board, subject to the approval thereof by the shareholders of the Company. Unless terminated under the provisions of Section 11 hereof, the Plan shall continue in effect indefinitely; provided, however, that no Incentive Stock Options shall be granted after the tenth anniversary of the effective date of the Plan.

     12.9 Compliance with Section 162(m). It is the Company's intent that compensation payable pursuant to Awards (other than Awards of Restricted Stock which vest based solely on continued employment) to "covered employees" as such term is defined in Regulation 1.162-27(c)(2) promulgated under Section 162(m) of the Code, or any successor provision ("Section 162(m)"), qualify as "performance-based compensation" as defined in Regulation 1.162-27(e) under
Section 162(m). If any provision of this Plan or an Award is later found to make compensation intended to be performance-based compensation ineligible for such treatment, the provision shall be deemed null and void, unless otherwise determined by a committee of the Board comprised solely of "outside directors" as such term is defined under Regulation 1.162-27(e)(3) under Section 162(m).


[GRAPHIC OMITTED][GRAPHIC OMITTED]

(3/02)

--------

1 Adjusted pursuant to the Stock Incentive Plan to recognize the 3 for 2 stock split in July of 2000.

1 Adjusted pursuant to the Stock Incentive Plan to recognize the 3 for 2 stock split in July of 2000.